LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,414,746,000 (Approximate) STRUCTURED ASSET INVESTMENT LOAN TRUST, SERIES 2005-HE3 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	496,344,000	1 M LIBOR	0.86	1-23	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A2(4)	230,375,000	1 M LIBOR	3.00	23-64	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A3(5)	704,964,000	1 M LIBOR	0.86	1-23	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A4(5)	327,103,000	1 M LIBOR	3.00	23-64	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A5(4) (5) (6)	226,404,000	1 M LIBOR	6.21	64-77	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
M1	103,142,000	1 M LIBOR	4.63	43-77	13.95%	TBD	9/25/2035	AA+/Aa1/AA+
M2	65,526,000	1 M LIBOR	4.53	42-77	11.25%	TBD	9/25/2035	AA/Aa2/AA
M3	53,391,000	1 M LIBOR	4.47	40-77	9.05%	TBD	9/25/2035	AA-/Aa3/AA-
M4	29,123,000	1 M LIBOR	4.44	40-77	7.85%	TBD	9/25/2035	A+/A1/A+
M5	25,482,000	1 M LIBOR	4.42	39-77	6.80%	TBD	9/25/2035	A/A2/A
M6	23,055,000	1 M LIBOR	4.41	39-77	5.85%	TBD	9/25/2035	A-/A3/A-
M7	20,628,000	1 M LIBOR	4.40	38-77	5.00%	TBD	9/25/2035	A-/Baa1/A-
M8	20,628,000	1 M LIBOR	4.38	38-77	4.15%	TBD	9/25/2035	BBB+/Baa2/BBB+
M9	19,415,000	1 M LIBOR	4.38	38-77	3.35%	TBD	9/25/2035	BBB/Baa3/BBB
M10	14,561,000	1 M LIBOR	4.37	37-77	2.75%	TBD	9/25/2035	BBB/Ba1/BBB
M11	24,269,000	1 M LIBOR	4.27	37-77	1.75%	TBD	9/25/2035	BBB/Ba2/BB+
B1	12,134,000	1 M LIBOR	3.97	37-65	1.25%	TBD	9/25/2035	BBB-/NR/NR
B2	18,202,000	1 M LIBOR	3.35	37-54	0.50%	TBD	9/25/2035	BB+/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	496,344,000	1 M LIBOR	0.86	1-23	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A2(4)	230,375,000	1 M LIBOR	3.00	23-64	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A3(5)	704,964,000	1 M LIBOR	0.86	1-23	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A4(5)	327,103,000	1 M LIBOR	3.00	23-64	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
A5(4) (5) (6)	226,404,000	1 M LIBOR	7.87	64-172	18.20%	TBD	9/25/2035	AAA/Aaa/AAA
M1	103,142,000	1 M LIBOR	5.08	43-140	13.95%	TBD	9/25/2035	AA+/Aa1/AA+
M2	65,526,000	1 M LIBOR	4.95	42-132	11.25%	TBD	9/25/2035	AA/Aa2/AA
M3	53,391,000	1 M LIBOR	4.87	40-125	9.05%	TBD	9/25/2035	AA-/Aa3/AA-
M4	29,123,000	1 M LIBOR	4.81	40-118	7.85%	TBD	9/25/2035	A+/A1/A+
M5	25,482,000	1 M LIBOR	4.76	39-113	6.80%	TBD	9/25/2035	A/A2/A
M6	23,055,000	1 M LIBOR	4.73	39-109	5.85%	TBD	9/25/2035	A-/A3/A-
M7	20,628,000	1 M LIBOR	4.68	38-104	5.00%	TBD	9/25/2035	A-/Baa1/A-
M8	20,628,000	1 M LIBOR	4.61	38-99	4.15%	TBD	9/25/2035	BBB+/Baa2/BBB+
M9	19,415,000	1 M LIBOR	4.55	38-93	3.35%	TBD	9/25/2035	BBB/Baa3/BBB
M10	14,561,000	1 M LIBOR	4.46	37-86	2.75%	TBD	9/25/2035	BBB/Ba1/BBB
M11	24,269,000	1 M LIBOR	4.27	37-80	1.75%	TBD	9/25/2035	BBB/Ba2/BB+
B1	12,134,000	1 M LIBOR	3.97	37-65	1.25%	TBD	9/25/2035	BBB-/NR/NR
B2	18,202,000	1 M LIBOR	3.35	37-54	0.50%	TBD	9/25/2035	BB+/NR/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates were priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 and A2 Certificates and the A5(1) Component are the Senior Certificates of Group 1.  The A5(1) Component will have an approximate component balance of $93,501,000.

(5)

The Class A3 and A4 Certificates and the A5(2) Component are the Senior Certificates of Group 2.  The A5(2) Component will have an approximate component balance of $132,903,000.

(6)

The Class A5 Certificates are Component Certificates, made up of one component from each Collateral Group.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal from Group 1 will be paid to the Class A1 and A2 Certificates and the A5(1) Component, sequentially and in that order, until reduced to zero;

2)

All principal from Group 2 will be paid to the Class A3 and A4 Certificates and the A5(2) Component, sequentially and in that order, until reduced to zero;

3)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated group, to be paid as described above, until all of the Senior Certificates have been reduced to zero; and

4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates and Component, to be paid as described in I.1) and I.2) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 36.40% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates (the “LIBOR Certificates”) and the A5(1) and A5(2) Components (the “Components”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  The Interest Rate for the Class A5 Certificates will be equal to the weighted average of the Interest Rates on the A5(1) and A5(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and the Components will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates and the Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on August 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: the Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, from the unrelated Group, to the extent not paid above;

(4)

On each Distribution Date beginning in September 2015, to the Final Maturity Reserve Fund, the Final Maturity Reserve Fund Amount from each Group;

(5)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates and the A5(1) Component from Group 1 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A3 and A4 Certificates and the A5(2) Component from Group 2 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates and the Components on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	0.00	31	417,857,000.00	4.65
2	2,340,851,000.00	3.87	32	390,757,000.00	4.66
3	2,269,206,000.00	4.02	33	368,636,000.00	4.66
4	2,199,742,000.00	4.17	34	350,539,000.00	4.67
5	2,132,393,000.00	4.25	35	333,329,000.00	4.67
6	2,067,094,000.00	4.31	36	316,971,000.00	4.67
7	2,003,784,000.00	4.37	37	301,414,000.00	4.68
8	1,942,402,000.00	4.41	38	286,620,000.00	4.68
9	1,882,889,000.00	4.44	39	272,550,000.00	4.68
10	1,825,188,000.00	4.47	40	259,170,000.00	4.69
11	1,769,244,000.00	4.49	41	246,447,000.00	4.69
12	1,715,003,000.00	4.51	42	234,346,000.00	4.70
13	1,650,279,000.00	4.53	43	222,840,000.00	4.70
14	1,585,950,000.00	4.55	44	211,897,000.00	4.71
15	1,522,140,000.00	4.56	45	201,491,000.00	4.71
16	1,458,965,000.00	4.62	46	191,595,000.00	4.72
17	1,396,540,000.00	4.60	47	182,184,000.00	4.72
18	1,334,974,000.00	4.58	48	173,235,000.00	4.73
19	1,274,368,000.00	4.58	49	164,724,000.00	4.74
20	1,214,819,000.00	4.58	50	156,631,000.00	4.75
21	1,156,418,000.00	4.58	51	148,935,000.00	4.75
22	1,099,248,000.00	4.59	52	141,617,000.00	4.76
23	1,043,387,000.00	4.60	53	134,658,000.00	4.76
24	988,905,000.00	4.61	54	128,039,000.00	4.77
25	801,163,000.00	4.63	55	121,746,000.00	4.77
26	700,264,000.00	4.63	56	115,761,000.00	4.77
27	612,069,000.00	4.63	57	110,070,000.00	4.78
28	545,021,000.00	4.64	58	104,656,000.00	4.78
29	492,746,000.00	4.64	59	99,506,000.00	4.78
30	451,242,000.00	4.65	60	94,594,000.00	4.78

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3 and A4 Certificates and the A5(1) and A5(2) Components, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target (1);

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, any Deferred Amounts, to the extent not yet paid (1);

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4 and A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Component Principal Amount of that Class or Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the sum of (x) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (y) the Final Maturity Reserve Fund Amount and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Component related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Final Maturity Reserve Trust

On each Distribution Date beginning with September 2015, an amount (the “Final Maturity Reserve Fund Amount”) equal to the product of (x) the Final Maturity Reserve Fund Rate, (y) the outstanding pool balance on such Distribution Date and (z) a fraction, the numerator of which is the actual number of days in the related Accrual Period and the denominator of which is 360 will be deposited into the Final Maturity Reserve Account.  On the earlier of the termination of the Trust Fund or the Distribution Date in September 2035, amounts on deposit in the Final Maturity Reserve Account will be distributed as principal and interest on the Certificates.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC (49.68%), Argent (34.12%) and Aurora (5.85%) and are serviced by Option One (49.63%) and HomEq Servicing Corporation (36.99%).  Approximately 99.91% of the Mortgage Loans serviced by Option One are expected to transfer to another servicer on or about October 1, 2005.

Mortgage Insurance

Approximately 78.54% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates or Components, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates or Components on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class or Component in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates and the A5(1) and A5(2) Components will double, the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, M10, M11, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, A4 and A5 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, A4 and A5 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.00]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

September 2007 to August 2008

[1.05]% for the first month, plus an additional 1/12th of [1.30]% for each month thereafter

September 2008 to August 2009

[2.35]% for the first month, plus an additional 1/12th of [1.30]% for each month thereafter

September 2009 to August 2010

[3.65]% for the first month, plus an additional 1/12th of

[1.10]% for each month thereafter

September 2010 to August 2011

[4.75]% for the first month, plus an additional 1/12th of

[0.50]% for each month thereafter

September 2011 and thereafter

[5.25]%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-HE3
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in September 2005.
Statistical Calculation Date:	Approximately 16.29% of the Mortgage Loans are as of July 1, 2005. Approximately 83.71% of the Mortgage Loans are as of July 15, 2005.
Cut-Off Date:	August 1, 2005
Pricing Date:	Week of August 12, 2005
Closing Date:	August 30, 2005
Settlement Date:	August 30, 2005
Delay Days:	0 day delay
Dated Date:	August 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Final Maturity Reserve Fund Rate:	Prior to the Distribution Date in September 2015, 0.00%. On each Distribution Date beginning with September 2015, [0.020%] per annum.
Servicing Fee:

The servicing fee for approximately 99.96% of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.  Approximately 0.04% of the Mortgage Loans have a servicing fee equal to 0.30% annually for the first 10 Distribution Dates, 0.40% for Distribution Dates 11 through 30, and 0.65% thereafter.

Clearing/Registration:	Book-entry through DTC and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and the Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible
ERISA Eligibility:	The Class A, Class M and Class B1 Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	7/25/2008	11/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A2
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	36-100	28-79	23-64	19-36	16-30
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	7/25/2008	1/25/2008

Class A3
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	7/25/2008	11/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	36-100	28-79	23-64	19-36	16-30
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	7/25/2008	1/25/2008

Class A5
Avg. Life (yrs)	9.69	7.66	6.21	5.13	3.35
Window (mos)	100-120	79-95	64-77	36-65	30-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M1
Avg. Life (yrs)	6.50	5.24	4.63	4.52	4.57
Window (mos)	37-120	40-95	43-77	48-65	54-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M2
Avg. Life (yrs)	6.50	5.22	4.53	4.25	4.29
Window (mos)	37-120	39-95	42-77	44-65	48-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M3
Avg. Life (yrs)	6.50	5.21	4.47	4.12	4.02
Window (mos)	37-120	38-95	40-77	42-65	45-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M4
Avg. Life (yrs)	6.50	5.19	4.44	4.05	3.88
Window (mos)	37-120	38-95	40-77	41-65	43-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	6.50	5.19	4.42	4.01	3.80
Window (mos)	37-120	38-95	39-77	40-65	42-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M6
Avg. Life (yrs)	6.50	5.19	4.41	3.97	3.74
Window (mos)	37-120	38-95	39-77	40-65	41-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M7
Avg. Life (yrs)	6.50	5.19	4.40	3.95	3.69
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M8
Avg. Life (yrs)	6.50	5.17	4.38	3.93	3.66
Window (mos)	37-120	37-95	38-77	39-65	40-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M9
Avg. Life (yrs)	6.50	5.17	4.38	3.90	3.61
Window (mos)	37-120	37-95	38-77	38-65	39-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M10
Avg. Life (yrs)	6.50	5.17	4.37	3.88	3.59
Window (mos)	37-120	37-95	37-77	38-65	38-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class M11
Avg. Life (yrs)	6.37	5.07	4.27	3.79	3.48
Window (mos)	37-120	37-95	37-77	37-65	38-55
Expected Final Mat.	7/25/2015	6/25/2013	12/25/2011	12/25/2010	2/25/2010

Class B1
Avg. Life (yrs)	5.91	4.70	3.97	3.51	3.25
Window (mos)	37-101	37-80	37-65	37-54	37-46
Expected Final Mat.	12/25/2013	3/25/2012	12/25/2010	1/25/2010	5/25/2009

Class B2
Avg. Life (yrs)	4.74	3.82	3.35	3.14	3.07
Window (mos)	37-84	37-66	37-54	37-45	37-38
Expected Final Mat.	7/25/2012	1/25/2011	1/25/2010	4/25/2009	9/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	7/25/2008	11/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A2
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	36-100	28-79	23-64	19-36	16-30
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	7/25/2008	1/25/2008

Class A3
Avg. Life (yrs)	1.35	1.06	0.86	0.72	0.61
Window (mos)	1-36	1-28	1-23	1-19	1-16
Expected Final Mat.	7/25/2008	11/25/2007	6/25/2007	2/25/2007	11/25/2006

Class A4
Avg. Life (yrs)	5.13	3.94	3.00	2.22	1.88
Window (mos)	36-100	28-79	23-64	19-36	16-30
Expected Final Mat.	11/25/2013	2/25/2012	11/25/2010	7/25/2008	1/25/2008

Class A5
Avg. Life (yrs)	12.15	9.64	7.87	6.47	4.29
Window (mos)	100-256	79-208	64-172	36-144	30-123
Expected Final Mat.	11/25/2026	11/25/2022	11/25/2019	7/25/2017	10/25/2015

Class M1
Avg. Life (yrs)	7.16	5.78	5.08	4.88	5.30
Window (mos)	37-213	40-171	43-140	48-117	54-100
Expected Final Mat.	4/25/2023	10/25/2019	3/25/2017	4/25/2015	11/25/2013

Class M2
Avg. Life (yrs)	7.13	5.72	4.95	4.59	4.58
Window (mos)	37-200	39-161	42-132	44-110	48-93
Expected Final Mat.	3/25/2022	12/25/2018	7/25/2016	9/25/2014	4/25/2013

Class M3
Avg. Life (yrs)	7.09	5.68	4.87	4.44	4.29
Window (mos)	37-190	38-153	40-125	42-104	45-89
Expected Final Mat.	5/25/2021	4/25/2018	12/25/2015	3/25/2014	12/25/2012

Class M4
Avg. Life (yrs)	7.06	5.64	4.81	4.34	4.13
Window (mos)	37-180	38-145	40-118	41-99	43-84
Expected Final Mat.	7/25/2020	8/25/2017	5/25/2015	10/25/2013	7/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	7.02	5.61	4.76	4.29	4.03
Window (mos)	37-175	38-139	39-113	40-95	42-80
Expected Final Mat.	2/25/2020	2/25/2017	12/25/2014	6/25/2013	3/25/2012

Class M6
Avg. Life (yrs)	6.98	5.57	4.73	4.22	3.96
Window (mos)	37-168	38-133	39-109	40-91	41-77
Expected Final Mat.	7/25/2019	8/25/2016	8/25/2014	2/25/2013	12/25/2011

Class M7
Avg. Life (yrs)	6.93	5.52	4.68	4.17	3.88
Window (mos)	37-161	37-127	38-104	39-87	40-74
Expected Final Mat.	12/25/2018	2/25/2016	3/25/2014	10/25/2012	9/25/2011

Class M8
Avg. Life (yrs)	6.86	5.45	4.61	4.11	3.81
Window (mos)	37-153	37-121	38-99	39-82	40-70
Expected Final Mat.	4/25/2018	8/25/2015	10/25/2013	5/25/2012	5/25/2011

Class M9
Avg. Life (yrs)	6.76	5.38	4.55	4.03	3.72
Window (mos)	37-144	37-114	38-93	38-77	39-66
Expected Final Mat.	7/25/2017	1/25/2015	4/25/2013	12/25/2011	1/25/2011

Class M10
Avg. Life (yrs)	6.63	5.27	4.46	3.94	3.64
Window (mos)	37-134	37-106	37-86	38-72	38-61
Expected Final Mat.	9/25/2016	5/25/2014	9/25/2012	7/25/2011	8/25/2010

Class M11
Avg. Life (yrs)	6.38	5.07	4.27	3.79	3.48
Window (mos)	37-124	37-98	37-80	37-66	38-56
Expected Final Mat.	11/25/2015	9/25/2013	3/25/2012	1/25/2011	3/25/2010

Class B1
Avg. Life (yrs)	5.91	4.70	3.97	3.51	3.25
Window (mos)	37-101	37-80	37-65	37-54	37-46
Expected Final Mat.	12/25/2013	3/25/2012	12/25/2010	1/25/2010	5/25/2009

Class B2
Avg. Life (yrs)	4.74	3.82	3.35	3.14	3.07
Window (mos)	37-84	37-66	37-54	37-45	37-38
Expected Final Mat.	7/25/2012	1/25/2011	1/25/2010	4/25/2009	9/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	5.92354	5.96358	5.94704	40	14.26911	14.30883	14.29242
2	21.44169	21.48170	21.46517	41	15.22905	15.27410	15.25549
3	21.99349	22.03480	22.01773	42	14.63577	14.67783	14.66045
4	21.12658	21.16653	21.15002	43	14.58350	14.62748	14.60931
5	21.73776	21.77901	21.76197	44	16.03599	16.08497	16.06474
6	20.96578	21.00567	20.98919	45	14.42520	14.47986	14.45728
7	20.89511	20.93567	20.91891	46	14.97348	15.00656	14.99289
8	23.07690	23.12177	23.10323	47	14.97139	15.00618	14.99181
9	20.80180	20.84230	20.82557	48	15.37749	15.41185	15.39765
10	21.45197	21.49378	21.47651	49	14.83757	14.87304	14.85838
11	20.72767	20.76809	20.75139	50	14.74983	14.78556	14.77080
12	21.38524	21.42698	21.40973	51	15.15550	15.20421	15.18408
13	20.55553	20.59623	20.57942	52	14.73855	14.76658	14.75500
14	20.39832	20.43900	20.42219	53	15.27861	15.36326	15.32828
15	20.90786	20.94986	20.93251	54	14.70526	14.78691	14.75317
16	20.00594	20.04655	20.02977	55	14.67406	14.75839	14.72354
17	20.49682	20.53875	20.52143	56	16.16842	16.26014	16.22224
18	19.64878	19.68933	19.67258	57	14.53011	14.61959	14.58262
19	19.42876	19.46921	19.45250	58	15.03291	15.12391	15.08631
20	21.25078	21.29615	21.27741	59	14.47789	14.57166	14.53291
21	19.00995	19.05555	19.03671	60	14.90164	14.98545	14.95082
22	19.36316	19.41024	19.39079	61	11.01520	11.09890	11.06431
23	19.68854	19.74304	19.72052	62	11.01810	11.10116	11.06683
24	20.04256	20.09503	20.07335	63	11.38611	11.47201	11.43651
25	17.46237	17.51219	17.49161	64	11.02016	11.10525	11.07009
26	16.45686	16.50687	16.48621	65	11.38825	11.47825	11.44105
27	16.10294	16.15741	16.13490	66	11.02573	11.10877	11.07445
28	14.90154	14.95425	14.93247	67	11.02867	11.11431	11.07892
29	15.45522	15.51315	15.48922	68	12.21356	12.30766	12.26877
30	14.55854	14.61337	14.59071	69	11.03462	11.11741	11.08319
31	14.29977	14.35414	14.33168	70	11.40321	11.49202	11.45532
32	15.03720	15.09579	15.07158	71	11.03671	11.12406	11.08796
33	13.93177	14.01333	13.97963	72	11.40962	11.49571	11.46013
34	14.59239	14.63576	14.61784	73	11.04232	11.12571	11.09124
35	14.57641	14.62318	14.60386	74	11.04528	11.12802	11.09382
36	14.94741	14.99352	14.97447	75	11.41425	11.49981	11.46445
37	14.39882	14.44772	14.42752	76	11.04682	11.13135	11.09641
38	14.29034	14.33967	14.31929	77	11.41584	11.50527	11.46831
39	14.69027	14.75584	14.72875	78	11.05164	11.13498	11.10053

(1)

Based on one-month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.13%	31	2.87%
2	1.82%	32	3.20%
3	1.80%	33	2.89%
4	1.50%	34	3.35%
5	1.56%	35	3.24%
6	1.34%	36	3.40%
7	1.27%	37	3.23%
8	1.70%	38	3.29%
9	1.18%	39	3.50%
10	1.30%	40	3.48%
11	1.11%	41	3.67%
12	1.25%	42	3.50%
13	1.06%	43	3.51%
14	1.03%	44	4.03%
15	1.17%	45	3.52%
16	0.95%	46	3.71%
17	1.07%	47	3.56%
18	0.96%	48	3.73%
19	0.94%	49	3.56%
20	1.44%	50	3.56%
21	0.99%	51	3.73%
22	1.14%	52	3.56%
23	2.23%	53	3.75%
24	2.39%	54	3.58%
25	2.29%	55	3.58%
26	2.28%	56	4.10%
27	2.48%	57	3.58%
28	2.29%	58	3.76%
29	3.02%	59	3.62%
30	2.83%	60	3.79%

(1)

Based on gradually increasing one-month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT curves. Other assumptions incorporated include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	22.97	16.774
M2	18.45	14.451
M3	15.19	12.556
M4	13.53	11.509
M5	12.16	10.598
M6	10.95	9.756
M7	9.86	8.964
M8	8.83	8.186
M9	7.78	7.361
M10	7.01	6.734
M11	5.90	5.795
B1	5.22	5.199
B2	3.63	3.738

SAIL 2005-HE3 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	4,667	$937,136,664.04	38.61%	7.386%	100.00%	611	85.61%	57.81%	51.70%
2/13 ARM (Libor)	1	136,850.00	0.01	9.175	100.00	530	85.00	100.00	0.00
2/18 ARM (Libor)	4	647,740.85	0.03	6.822	100.00	601	92.57	29.12	87.68
2/38 ARM (Libor)	6	2,509,783.87	0.10	7.658	100.00	589	79.34	52.31	57.55
3/27 ARM (Libor)	1,058	213,994,073.90	8.82	7.350	100.00	611	87.84	59.23	65.64
5/25 ARM (Libor)	23	5,542,783.77	0.23	6.353	100.00	660	79.37	68.32	22.58
1/29 ARM (Libor)	1	514,753.28	0.02	9.625	100.00	626	100.00	0.00	0.00
2/1 ARM (CMT)	1	291,090.01	0.01	7.750	100.00	484	79.40	0.00	0.00
Balloon	1,463	105,061,581.74	4.33	9.629	0.00	654	94.71	55.41	7.24
Fixed Rate	2,300	347,713,337.02	14.33	7.337	0.00	619	86.75	74.87	71.75
3/37 ARM (Libor)	1	319,850.92	0.01	6.275	100.00	641	87.67	100.00	100.00
3/37 ARM (1 yr Libor)	1	371,406.05	0.02	4.250	100.00	766	80.00	100.00	0.00
5/35 ARM (1 yr Libor)	2	633,813.46	0.03	4.754	100.00	722	59.74	49.21	0.00
5/35 ARM (CMT)	6	1,683,774.47	0.07	4.543	100.00	715	66.18	100.00	0.00
Subtotal (Non-IO):	9,534	$1,616,557,503.38	66.61%	7.509%	71.99%	616	86.68%	61.56%	54.79%

Interest-Only Loans:
2/28 ARM (Libor)	2,308	$648,171,025.17	26.71%	6.788%	100.00%	651	83.80%	47.65%	35.14%
5/20 ARM (Libor)	1	249,838.10	0.01	5.750	100.00	551	59.52	0.00	0.00
3/27 ARM (Libor)	555	137,526,287.56	5.67	6.713	100.00	657	82.79	48.93	32.51
5/25 ARM (Libor)	33	8,502,722.99	0.35	6.323	100.00	699	82.74	69.71	38.26
Fixed Rate	66	15,873,768.49	0.65	6.895	0.00	651	85.35	67.39	66.90
Subtotal (IO Loans):	2,963	$810,323,642.31	33.39%	6.772%	98.04%	653	83.64%	48.47%	35.34%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	287	$84,399,327.00	10.42%	6.652%	100.00%	644	92.51%	55.68%	83.68%
36	103	27,637,422.39	3.41	6.990	100.00	643	90.96	53.91	81.47
60	2,532	688,006,933.02	84.91	6.780	97.83	654	82.29	47.45	27.56
84	18	4,307,797.99	0.53	6.301	100.00	685	86.62	63.24	66.54
120	23	5,972,161.91	0.74	6.843	83.81	666	78.29	28.40	11.98
Total:	2,963	$810,323,642.31	100.00%	6.772%	98.04%	653	83.64%	48.47%	35.34%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	884	$32,498,904.63	1.34%	10.105%	18.37%	642	95.45%	57.91%	6.67%
50,000.01 - 100,000.00	2,608	198,403,839.06	8.18	8.441	44.37	619	89.75	68.50	33.99
100,000.01 - 150,000.00	2,337	291,260,925.83	12.00	7.586	71.12	620	86.53	67.66	48.99
150,000.01 - 200,000.00	1,840	321,256,267.61	13.24	7.275	82.42	625	84.45	62.40	46.72
200,000.01 - 250,000.00	1,306	292,576,439.97	12.06	7.181	85.84	625	84.49	56.34	49.33
250,000.01 - 300,000.00	1,083	297,281,031.17	12.25	7.046	87.91	627	84.20	54.59	46.77
300,000.01 - 350,000.00	773	250,653,947.20	10.33	7.006	89.27	629	85.81	50.60	55.78
350,000.01 - 400,000.00	624	233,725,153.20	9.63	6.961	85.58	632	85.12	50.39	54.12
400,000.01 - 450,000.00	432	183,208,413.21	7.55	6.923	88.69	637	85.69	45.61	52.03
450,000.01 - 500,000.00	281	133,297,735.30	5.49	6.891	92.17	639	85.81	48.47	52.16
500,000.01 - 550,000.00	144	75,624,693.23	3.12	6.885	90.22	633	87.25	49.92	61.90
550,000.01 - 600,000.00	98	56,483,144.12	2.33	6.816	88.72	636	85.35	62.39	46.76
600,000.01 - 650,000.00	38	24,053,466.36	0.99	6.540	89.47	644	83.48	63.13	47.48
650,000.01 >=	49	36,557,184.80	1.51	6.789	84.33	648	80.65	75.49	28.80
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	11,018	$2,338,116,918.87	96.34%	7.145%	83.75%	627	85.14%	57.55%	50.13%
2nd Lien	1,479	88,764,226.82	3.66	10.374	0.00	657	99.70	47.57	0.00
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	6,638	$1,400,022,571.74	57.69%	7.110%	78.13%	614	85.11%	62.72%	58.49%
Purchase	5,232	912,204,655.03	37.59	7.513	85.13	652	86.55	47.56	32.61
Rate/Term Refinance	570	99,309,013.54	4.09	7.281	73.08	610	85.87	69.23	51.40
Home Improvement	40	11,721,341.49	0.48	6.076	100.00	668	83.15	35.56	36.85
Debt Consolidation	16	3,335,191.78	0.14	6.774	98.33	622	86.35	83.14	9.97
Construction Permanent	1	288,372.11	0.01	4.250	100.00	742	80.00	100.00	0.00
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	10,900	$2,161,736,227.88	89.07%	7.200%	79.73%	625	85.59%	58.32%	47.67%
Investment	1,467	237,651,579.51	9.79	7.845	88.63	658	86.66	49.78	54.62
Second Home	130	27,493,338.30	1.13	7.209	87.31	654	83.24	31.87	42.97
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,481	$92,695,913.67	3.82%	10.120%	0.15%	653	97.38%	49.94%	4.14%
181 - 240	117	11,326,913.69	0.47	8.050	5.72	628	88.66	65.83	48.40
241 - 360	10,869	2,313,604,143.52	95.33	7.148	84.37	627	85.22	57.38	50.11
361 - 480	30	9,254,174.81	0.38	6.550	59.63	646	76.37	70.91	35.13
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	1,481	$92,695,913.67	3.82%	10.120%	0.15%	653	97.38%	49.94%	4.14%
181 - 240	117	11,326,913.69	0.47	8.050	5.72	628	88.66	65.83	48.40
241 - 360	10,869	2,313,604,143.52	95.33	7.148	84.37	627	85.22	57.38	50.11
361 - 480	30	9,254,174.81	0.38	6.550	59.63	646	76.37	70.91	35.13
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,329	$923,329,689.53	38.05%	6.905%	85.56%	633	83.71%	53.77%	42.57%
IL	1,130	186,774,483.07	7.70	7.797	89.10	626	87.60	57.23	50.55
NY	573	171,295,390.97	7.06	7.375	73.26	626	88.11	43.85	69.94
FL	974	165,306,602.57	6.81	7.362	77.68	619	87.53	59.75	64.49
AZ	601	96,511,177.17	3.98	7.207	86.48	641	85.32	55.53	44.60
NJ	345	85,959,161.41	3.54	7.598	82.64	614	86.76	50.07	65.57
MN	509	80,462,416.13	3.32	7.577	88.56	640	87.16	50.30	42.95
OH	708	73,345,797.50	3.02	7.559	38.22	606	90.47	77.20	61.32
MD	350	70,614,595.37	2.91	7.463	84.02	614	86.00	70.14	51.37
HI	211	58,060,700.42	2.39	6.949	58.75	645	82.36	67.12	36.66
Other	3,767	515,221,131.55	21.23	7.514	77.77	626	86.36	63.74	43.03
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	339	$58,845,788.07	2.42%	6.966%	73.54%	607	50.63%	52.45%	0.00%
60.01 - 70.00%	420	95,628,170.67	3.94	7.101	84.85	598	66.74	51.45	0.00
70.01 - 80.00%	2,931	691,362,533.56	28.49	6.839	95.32	646	79.22	47.18	0.00
80.01 - 85.00%
With MI:	1,143	250,485,312.39	10.32	7.075	68.58	599	84.46	67.02	100.00
Without MI:	472	81,190,253.59	3.35	7.365	79.49	585	84.69	67.34	0.00
85.01 - 90.00%
With MI:	2,359	518,134,834.44	21.35	7.146	78.10	625	89.65	58.27	100.00
Without MI:	863	140,113,791.93	5.77	7.544	83.11	600	89.74	62.12	0.00
90.01 - 95.00%
With MI:	1,700	368,030,080.07	15.16	7.295	80.50	642	94.72	64.03	100.00
Without MI:	486	78,909,208.75	3.25	7.790	89.91	620	94.77	67.93	0.00
95.01 - 100.00%
With MI:	182	35,383,217.11	1.46	8.201	89.19	668	99.89	70.78	100.00
Without MI:	123	20,033,728.29	0.83	8.454	92.54	646	99.98	67.69	0.00
Subtotal (First Lien):	11,018	$2,338,116,918.87	96.34%	7.145%	83.75%	627	85.14%	57.55%	50.13%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.00%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	6	520,429.58	0.02	10.315	0.00	683	88.75	26.90	0.00
90.01 - 95.00%	50	2,661,326.56	0.11	10.272	0.00	647	94.91	58.44	0.00
95.01 - 100.00%	1,420	85,330,329.61	3.52	10.378	0.00	657	99.97	47.36	0.00
Subtotal (Second Lien):	1,479	$88,764,226.82	3.66%	10.374%	0.00%	657	99.70%	47.57%	0.00%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	5,718	$1,230,019,153.93	50.68%	7.198%	76.98%	625	88.53%	61.86%	95.22%
60.01 - 70.00%	425	96,488,248.82	3.98	7.099	84.85	599	66.95	51.48	0.89
70.01 - 80.00%	2,931	691,362,533.56	28.49	6.839	95.32	646	79.22	47.18	0.00
80.01 - 85.00%	472	81,190,253.59	3.35	7.365	79.49	585	84.69	67.34	0.00
85.01 - 90.00%	863	140,113,791.93	5.77	7.544	83.11	600	89.74	62.12	0.00
90.01 - 95.00%	486	78,909,208.75	3.25	7.790	89.91	620	94.77	67.93	0.00
95.01 - 100.00%	123	20,033,728.29	0.83	8.454	92.54	646	99.98	67.69	0.00
Subtotal (First Lien):	11,018	$2,338,116,918.87	96.34%	7.145%	83.75%	627	85.14%	57.55%	50.13%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.00%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	6	520,429.58	0.02	10.315	0.00	683	88.75	26.90	0.00
90.01 - 95.00%	50	2,661,326.56	0.11	10.272	0.00	647	94.91	58.44	0.00
95.01 - 100.00%	1,420	85,330,329.61	3.52	10.378	0.00	657	99.97	47.36	0.00
Subtotal (Second Lien):	1,479	$88,764,226.82	3.66%	10.374%	0.00%	657	99.70%	47.57%	0.00%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	332	$57,921,022.99	2.39%	6.968%	73.47%	606	50.57%	52.42%	0.00%
60.01 - 70.00%	382	87,534,790.82	3.61	7.118	83.58	592	66.44	54.70	0.00
70.01 - 80.00%	976	224,749,638.54	9.26	7.074	90.31	613	77.74	51.70	0.00
80.01 - 85.00%
With MI:	1,103	245,766,953.40	10.13	7.058	68.57	599	84.45	66.89	100.00
Without MI:	422	77,528,098.76	3.19	7.307	80.25	587	84.46	65.60	0.00
85.01 - 90.00%
With MI:	2,282	505,326,927.49	20.82	7.127	77.93	624	89.63	58.78	100.00
Without MI:	845	144,966,033.66	5.97	7.446	84.16	607	88.38	58.66	0.00
90.01 - 95.00%
With MI:	1,756	373,687,601.67	15.40	7.303	80.00	641	94.57	63.79	100.00
Without MI:	753	130,436,872.20	5.37	7.502	91.63	632	89.19	56.79	0.00
95.01 - 100.00%
With MI:	243	47,251,961.45	1.95	8.135	91.05	665	97.54	64.96	100.00
Without MI:	1,924	442,947,017.89	18.25	6.806	97.41	660	80.94	47.57	0.00
Subtotal (First Lien):	11,018	$2,338,116,918.87	96.34%	7.145%	83.75%	627	85.14%	57.55%	50.13%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.00%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	6	520,429.58	0.02	10.315	0.00	683	88.75	26.90	0.00
90.01 - 95.00%	50	2,661,326.56	0.11	10.272	0.00	647	94.91	58.44	0.00
95.01 - 100.00%	1,420	85,330,329.61	3.52	10.378	0.00	657	99.97	47.36	0.00
Subtotal (Second Lien):	1,479	$88,764,226.82	3.66%	10.374%	0.00%	657	99.70%	47.57%	0.00%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
447 - 499	14	$1,777,744.44	0.07%	7.857%	63.73%	480	83.26%	54.47%	0.00%
500 - 520	349	62,438,382.25	2.57	8.383	86.70	510	78.35	79.80	29.02
521 - 540	540	95,075,197.66	3.92	7.812	80.55	531	79.68	77.34	33.57
541 - 560	735	134,082,792.80	5.52	7.563	81.01	552	83.37	75.57	50.04
561 - 580	775	141,264,956.77	5.82	7.456	80.87	571	84.60	73.49	56.86
581 - 600	1,400	265,948,548.36	10.96	7.285	80.13	591	85.12	70.23	49.66
601 - 620	1,932	371,363,768.70	15.30	7.238	80.41	611	87.34	63.28	55.10
621 - 640	2,005	404,983,624.18	16.69	7.198	80.23	630	87.64	54.42	56.79
641 - 660	1,635	321,026,553.14	13.23	7.144	79.00	650	86.82	49.55	50.65
661 - 680	1,139	219,611,181.44	9.05	7.094	81.49	670	86.17	46.57	41.77
681 - 700	947	196,311,434.84	8.09	6.969	81.39	690	84.74	35.90	37.27
701 - 720	388	78,647,404.68	3.24	7.166	80.81	710	86.00	38.03	41.23
721 - 740	278	58,917,325.56	2.43	7.104	82.95	730	84.94	37.71	35.99
741 - 760	192	39,199,706.61	1.62	7.143	79.22	750	85.34	40.42	35.73
761 - 780	113	24,231,455.73	1.00	7.010	85.09	769	84.96	46.84	33.41
781 >=	55	12,001,068.53	0.49	7.215	87.08	792	83.13	42.81	38.86
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	8,948	$1,694,701,370.92	69.83%	7.227%	79.33%	624	85.57%	58.84%	48.84%
PUD	1,237	269,645,200.92	11.11	7.238	85.42	636	85.09	58.16	40.49
2-4 Family	1,088	250,846,238.66	10.34	7.511	82.29	639	86.46	46.59	54.94
Condo	1,111	197,293,972.16	8.13	7.305	86.78	637	86.32	52.86	46.46
Manufactured Housing	112	14,303,477.40	0.59	7.023	41.55	659	85.24	88.54	40.04
Modular Home	1	90,885.63	0.00	6.250	0.00	682	62.98	100.00	0.00
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$421,744,559.80	$61,344,179.82	$929,910,934.80	$172,308,014.79	$0.00	$0.00	$1,585,307,689.21
Fixed Rate	103,036,804.10	38,325,427.87	12,539,302.68	209,525,963.76	0.00	159,607.10	363,587,105.51
3/27 ARM (Libor)	186,087,008.68	6,348,987.18	9,367,162.59	149,376,415.54	0.00	340,787.47	351,520,361.46
Balloon	32,421,523.29	3,620,409.57	10,352,358.57	58,667,290.31	0.00	0.00	105,061,581.74
5/25 ARM (Libor)	2,226,422.57	354,963.64	632,580.88	10,831,539.67	0.00	0.00	14,045,506.76
2/38 ARM (Libor)	799,851.83	639,900.00	1,070,032.04	0.00	0.00	0.00	2,509,783.87
5/35 ARM (CMT)	1,683,774.47	0.00	0.00	0.00	0.00	0.00	1,683,774.47
2/18 ARM (Libor)	0.00	0.00	188,597.69	459,143.16	0.00	0.00	647,740.85
5/35 ARM (1 yr Libor)	633,813.46	0.00	0.00	0.00	0.00	0.00	633,813.46
1/29 ARM (Libor)	0.00	514,753.28	0.00	0.00	0.00	0.00	514,753.28
3/37 ARM (1 yr Libor)	371,406.05	0.00	0.00	0.00	0.00	0.00	371,406.05
3/37 ARM (Libor)	0.00	0.00	0.00	319,850.92	0.00	0.00	319,850.92
2/1 ARM (CMT)	291,090.01	0.00	0.00	0.00	0.00	0.00	291,090.01
5/20 ARM (Libor)	0.00	0.00	0.00	249,838.10	0.00	0.00	249,838.10
2/13 ARM (Libor)	136,850.00	0.00	0.00	0.00	0.00	0.00	136,850.00
Total:	$749,433,104.26	$111,148,621.36	$964,060,969.25	$601,738,056.25	$0.00	$500,394.57	$2,426,881,145.69

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.60%	3.87%	58.66%	10.87%	0.00%	0.00%	65.32%
Fixed Rate	28.34	10.54	3.45	57.63	0.00	0.04	14.98
3/27 ARM (Libor)	52.94	1.81	2.66	42.49	0.00	0.10	14.48
Balloon	30.86	3.45	9.85	55.84	0.00	0.00	4.33
5/25 ARM (Libor)	15.85	2.53	4.50	77.12	0.00	0.00	0.58
2/38 ARM (Libor)	31.87	25.50	42.63	0.00	0.00	0.00	0.10
5/35 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.07
2/18 ARM (Libor)	0.00	0.00	29.12	70.88	0.00	0.00	0.03
5/35 ARM (1 yr Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.03
1/29 ARM (Libor)	0.00	100.00	0.00	0.00	0.00	0.00	0.02
3/37 ARM (1 yr Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
3/37 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
2/1 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
5/20 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.01
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
Total:	30.88%	4.58%	39.72%	24.79%	0.00%	0.02%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,226	$1,377,893,730.64	56.78%	6.997%	82.17%	629	84.55%	57.43%	45.89%
None	4,129	749,433,104.26	30.88	7.686	81.93	627	87.05	53.66	52.56
2% of UPB	798	136,985,636.73	5.64	7.329	64.02	632	87.84	61.56	60.42
1% of Orig. Bal.	498	54,482,590.04	2.24	7.517	62.04	613	90.75	75.54	50.72
1% of Amount Prepaid	432	38,560,250.21	1.59	8.064	75.78	632	87.22	66.30	27.05
Other	414	69,525,833.81	2.86	7.202	88.22	631	83.81	62.40	35.90
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	7,581	$1,387,898,980.51	57.19%	7.097%	76.28%	616	86.27%	100.00%	52.64%
Stated	4,108	846,706,052.08	34.89	7.588	86.25	645	85.18	0.00	42.74
Limited	761	180,468,045.73	7.44	7.033	87.28	637	83.90	0.00	43.77
No Documentation	47	11,808,067.37	0.49	6.907	100.00	665	76.42	0.00	5.59
Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	8	$1,444,813.11	0.06%	6.759%	52.82%	633	87.07%	100.00%	67.46%
5.01 to 10.00	34	7,683,603.07	0.32	7.059	78.71	625	87.63	100.00	66.70
10.01 to 15.00	84	16,530,137.98	0.68	7.121	67.38	629	87.13	100.00	54.72
15.01 to 20.00	171	27,702,576.11	1.14	7.186	76.12	625	86.57	100.00	58.64
20.01 to 25.00	333	54,771,463.77	2.26	7.124	77.69	620	85.87	100.00	60.58
25.01 to 30.00	553	86,764,469.32	3.58	7.252	72.28	612	86.58	100.00	56.68
30.01 to 35.00	827	142,217,745.15	5.86	7.050	73.64	618	85.56	100.00	57.06
35.01 to 40.00	1,194	217,532,994.39	8.96	7.059	74.36	617	86.55	100.00	56.54
40.01 to 45.00	1,571	293,459,568.04	12.09	7.099	77.46	616	86.28	100.00	52.80
45.01 to 50.00	2,434	456,060,100.85	18.79	7.098	76.92	616	86.98	100.00	51.04
50.01 to 55.00	367	82,674,708.94	3.41	7.061	83.11	612	82.46	100.00	30.15
55.01 to 60.00	4	803,370.19	0.03	7.235	100.00	628	81.66	100.00	0.00
60.01 to 65.00	1	253,429.59	0.01	7.600	100.00	587	90.00	100.00	0.00
Subtotal (Full Doc):	7,581	$1,387,898,980.51	57.19%	7.097%	76.28%	616	86.27%	100.00%	52.64%

Non-Full Doc Loans:
Not available	74	$18,225,463.84	0.75%	6.819%	100.00%	671	77.64%	0.00%	6.35%
0.01 to 5.00	16	2,523,619.43	0.10	8.155	68.49	655	91.05	0.00	93.84
5.01 to 10.00	25	3,605,357.87	0.15	7.242	90.41	627	89.89	0.00	92.40
10.01 to 15.00	54	8,490,246.88	0.35	7.645	78.39	652	86.85	0.00	71.74
15.01 to 20.00	128	19,756,237.11	0.81	7.479	79.37	642	84.45	0.00	56.33
20.01 to 25.00	182	30,874,133.40	1.27	7.481	78.12	647	84.40	0.00	52.45
25.01 to 30.00	332	62,679,229.27	2.58	7.375	86.09	651	85.39	0.00	50.00
30.01 to 35.00	486	93,168,862.28	3.84	7.410	86.96	643	84.05	0.00	45.42
35.01 to 40.00	783	163,068,923.72	6.72	7.430	88.09	646	84.38	0.00	39.59
40.01 to 45.00	1,151	246,703,002.82	10.17	7.445	85.74	641	85.09	0.00	45.86
45.01 to 50.00	1,562	360,283,920.64	14.85	7.578	87.08	643	85.58	0.00	39.93
50.01 to 55.00	121	28,987,579.82	1.19	7.789	87.61	638	81.87	0.00	20.80
55.01 to 60.00	1	249,838.10	0.01	5.750	100.00	551	59.52	0.00	0.00
60.01 to 65.00	1	365,750.00	0.02	7.600	100.00	661	95.00	0.00	0.00
Subtotal (Non-Full Doc):	4,916	$1,038,982,165.18	42.81%	7.484%	86.58%	644	84.86%	0.00%	42.49%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	135	$37,114,625.93	1.53%	5.323%	100.00%	668	80.06%	81.24%	30.79%
5.501 to 6.000	692	194,695,690.91	8.02	5.834	100.00	648	81.78	75.80	35.31
6.001 to 6.500	1,218	315,873,078.42	13.02	6.321	100.00	641	83.03	61.19	38.64
6.501 to 7.000	1,844	463,745,529.78	19.11	6.800	100.00	632	84.52	55.09	46.38
7.001 to 7.500	1,588	349,880,714.75	14.42	7.287	100.00	625	86.02	44.77	51.26
7.501 to 8.000	1,471	296,306,348.92	12.21	7.775	100.00	617	86.95	45.16	54.48
8.001 to 8.500	739	139,356,222.87	5.74	8.280	100.00	617	87.64	45.72	53.78
8.501 to 9.000	547	97,684,113.80	4.03	8.769	100.00	602	87.13	50.98	46.53
9.001 to 9.500	230	34,434,178.24	1.42	9.247	100.00	607	88.47	45.49	47.98
9.501 to 10.000	143	22,620,939.24	0.93	9.730	100.00	591	87.62	38.61	39.09
10.001 to 10.500	40	4,624,804.67	0.19	10.240	100.00	546	80.48	53.47	6.99
10.501 to 11.000	12	875,750.49	0.04	10.696	100.00	557	74.87	58.22	7.42
Greater than 11.000	9	1,020,460.42	0.04	11.575	100.00	527	73.72	79.31	6.37
Subtotal (ARM Loans):	8,668	$1,958,232,458.44	80.69%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Fixed Rate Loans:
Less than 5.501	15	$5,493,092.74	0.23%	5.380%	0.00%	643	85.51%	100.00%	90.17%
5.501 to 6.000	135	37,210,981.47	1.53	5.884	0.00	657	83.10	94.94	72.58
6.001 to 6.500	273	62,583,958.82	2.58	6.305	0.00	641	83.13	85.03	67.83
6.501 to 7.000	410	82,068,775.51	3.38	6.787	0.00	633	84.92	76.33	69.16
7.001 to 7.500	340	51,063,111.07	2.10	7.295	0.00	617	86.16	74.49	74.64
7.501 to 8.000	446	62,965,577.22	2.59	7.785	0.00	600	87.40	72.86	75.91
8.001 to 8.500	301	34,390,161.94	1.42	8.281	0.00	598	88.89	66.46	66.12
8.501 to 9.000	233	25,311,018.86	1.04	8.745	0.00	598	89.28	59.97	69.72
9.001 to 9.500	317	22,580,885.50	0.93	9.319	0.00	655	95.41	63.91	23.62
9.501 to 10.000	376	26,122,134.71	1.08	9.805	0.00	653	97.14	48.14	12.04
10.001 to 10.500	348	21,818,431.23	0.90	10.279	0.00	657	98.41	39.67	6.35
10.501 to 11.000	296	17,896,162.39	0.74	10.802	0.00	632	98.89	41.24	1.33
Greater than 11.000	339	19,144,395.79	0.79	11.443	0.00	620	99.55	39.52	0.82
Subtotal (Fixed Rate):	3,829	$468,648,687.25	19.31%	7.836%	0.00%	628	88.49%	70.25%	57.13%

Total:	12,497	$2,426,881,145.69	100.00%	7.263%	80.69%	628	85.67%	57.19%	48.29%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	13	$3,243,838.64	0.17%	4.831%	100.00%	715	70.35%	82.56%	6.26%
3.001 - 3.500	11	2,321,709.92	0.12	6.749	100.00	636	78.40	58.19	33.00
3.501 - 4.000	291	53,992,804.77	2.76	7.277	100.00	615	91.12	58.66	80.49
4.001 - 4.500	168	34,662,704.42	1.77	7.007	100.00	646	84.35	55.35	37.67
4.501 - 5.000	877	191,652,649.44	9.79	7.026	100.00	653	81.74	44.19	23.80
5.001 - 5.500	1,413	358,740,177.48	18.32	6.949	100.00	625	82.91	58.54	44.61
5.501 - 6.000	4,225	950,496,266.18	48.54	7.067	100.00	627	88.16	59.82	61.81
6.001 - 6.500	1,086	249,178,872.12	12.72	7.267	100.00	635	79.55	30.10	9.86
6.501 - 7.000	329	65,959,405.80	3.37	7.852	100.00	594	76.68	57.48	19.79
7.001 - 7.500	89	18,777,952.89	0.96	7.893	100.00	617	84.49	52.98	30.32
7.501 - 8.000	66	12,068,724.24	0.62	8.275	100.00	589	85.84	61.80	37.71
8.001 - 8.500	46	8,805,609.98	0.45	8.598	100.00	593	86.80	56.66	36.66
8.501 - 9.000	28	4,841,354.40	0.25	9.144	100.00	571	84.70	54.04	35.56
9.001 - 9.500	11	1,473,151.02	0.08	9.655	100.00	564	88.27	85.23	17.98
9.501 - 10.000	14	1,888,293.94	0.10	9.800	100.00	562	84.78	64.39	30.26
10.001 >=	1	128,943.20	0.01	10.100	100.00	608	100.00	100.00	0.00
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4	$786,810.99	0.04%	6.976%	100.00%	678	85.85%	55.98%	19.45%
1.500	50	12,359,995.41	0.63	7.040	100.00	621	81.47	64.78	26.82
2.000	6,901	1,549,657,744.27	79.14	7.142	100.00	626	85.68	54.61	50.70
2.990	1	268,345.14	0.01	6.250	100.00	638	88.36	100.00	100.00
3.000	1,686	388,832,401.26	19.86	7.067	100.00	636	82.45	51.82	28.93
5.000	7	1,153,703.55	0.06	6.130	100.00	651	74.65	65.04	17.59
6.000	18	4,836,002.82	0.25	7.405	100.00	616	79.97	23.85	37.50
7.000	1	337,455.00	0.02	5.725	100.00	771	90.00	100.00	100.00
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8,274	$1,868,176,064.58	95.40%	7.151%	100.00%	626	85.33%	55.13%	48.12%
1.500	53	13,289,364.33	0.68	7.017	100.00	622	81.56	64.39	27.49
2.000	340	76,627,571.48	3.91	6.536	100.00	678	77.44	26.04	2.23
3.000	1	139,458.05	0.01	6.815	100.00	617	80.00	100.00	0.00
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$107,977.70	0.01%	5.000%	100.00%	653	80.00%	100.00%	0.00%
10.001 - 10.500	6	1,815,879.27	0.09	4.362	100.00	709	71.44	100.00	0.00
10.501 - 11.000	16	3,365,767.12	0.17	5.302	100.00	703	72.36	73.05	6.03
11.001 - 11.500	74	19,053,079.46	0.97	5.514	100.00	658	83.33	68.09	40.77
11.501 - 12.000	369	99,576,073.32	5.08	5.882	100.00	642	84.94	68.31	53.98
12.001 - 12.500	671	168,595,145.59	8.61	6.252	100.00	639	85.22	60.50	50.64
12.501 - 13.000	1,299	319,725,264.12	16.33	6.512	100.00	633	85.08	65.35	49.03
13.001 - 13.500	1,444	332,835,198.03	17.00	6.812	100.00	632	84.63	54.78	43.02
13.501 - 14.000	1,612	369,725,304.90	18.88	7.141	100.00	629	84.40	49.37	42.90
14.001 - 14.500	1,025	230,141,342.33	11.75	7.497	100.00	624	84.67	44.60	44.92
14.501 - 15.000	849	186,027,798.18	9.50	7.894	100.00	618	85.03	46.87	46.35
15.001 - 15.500	488	92,655,915.17	4.73	8.326	100.00	621	87.07	46.72	53.75
15.501 - 16.000	445	79,590,312.09	4.06	8.831	100.00	602	86.77	50.99	45.31
16.001 - 16.500	201	31,028,512.80	1.58	9.261	100.00	608	88.50	46.21	47.46
16.501 - 17.000	113	18,145,862.87	0.93	9.731	100.00	598	88.08	34.84	44.00
17.001 - 17.500	35	4,027,345.49	0.21	10.251	100.00	544	78.34	46.57	8.03
17.501 - 18.000	12	1,085,719.58	0.06	10.921	100.00	548	72.82	66.30	5.99
18.001 - 18.500	5	253,802.32	0.01	11.247	100.00	555	83.79	74.39	25.61
18.501 - 19.000	2	357,158.10	0.02	11.600	100.00	526	70.84	59.08	0.00
19.001 - 19.500	1	119,000.00	0.01	12.256	100.00	508	70.00	100.00	0.00
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	244	$65,365,899.47	3.34%	5.945%	100.00%	668	83.19%	55.15%	35.88%
5.501 - 6.000	695	196,085,672.52	10.01	5.821	100.00	646	82.07	77.93	37.71
6.001 - 6.500	1,176	301,367,392.77	15.39	6.319	100.00	640	82.80	62.21	37.52
6.501 - 7.000	1,802	452,977,216.95	23.13	6.802	100.00	631	84.38	55.57	46.07
7.001 - 7.500	1,574	347,626,295.84	17.75	7.290	100.00	624	86.03	45.14	51.33
7.501 - 8.000	1,464	295,250,942.46	15.08	7.776	100.00	617	86.92	44.98	54.41
8.001 - 8.500	735	139,484,938.31	7.12	8.283	100.00	617	87.54	45.83	53.81
8.501 - 9.000	545	96,564,297.93	4.93	8.772	100.00	602	87.23	50.57	46.83
9.001 - 9.500	231	34,744,993.70	1.77	9.252	100.00	606	88.42	45.98	47.36
9.501 - 10.000	141	22,243,792.91	1.14	9.730	100.00	592	87.68	37.57	39.75
10.001 - 10.500	40	4,624,804.67	0.24	10.240	100.00	546	80.48	53.47	6.99
10.501 - 11.000	12	875,750.49	0.04	10.696	100.00	557	74.87	58.22	7.42
11.001 - 11.500	5	253,802.32	0.01	11.247	100.00	555	83.79	74.39	25.61
11.501 - 12.000	3	647,658.10	0.03	11.578	100.00	519	70.46	77.43	0.00
12.001 - 12.500	1	119,000.00	0.01	12.256	100.00	508	70.00	100.00	0.00
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	20	$4,703,184.15	0.24%	6.844%	100.00%	634	85.79%	52.03%	0.00%
13 - 24	6,957	1,582,036,745.70	80.79	7.143	100.00	627	84.87	53.64	45.07
25 - 36	1,626	354,879,595.80	18.12	7.102	100.00	629	85.84	55.21	52.63
37 >=	65	16,612,932.79	0.85	6.084	100.00	686	78.71	70.49	27.12
Total:	8,668	$1,958,232,458.44	100.00%	7.126%	100.00%	628	85.00%	54.06%	46.18%

SAIL 2005-HE3 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,012	$386,839,178.45	38.58%	7.301%	100.00%	604	86.51%	85.91%	54.86%
2/13 ARM (Libor)	1	136,850.00	0.01	9.175	100.00	530	85.00	100.00	0.00
2/18 ARM (Libor)	1	108,800.57	0.01	6.450	100.00	601	95.00	100.00	100.00
2/38 ARM (Libor)	3	1,065,320.00	0.11	7.908	100.00	606	67.76	27.93	0.00
3/27 ARM (Libor)	478	86,978,904.96	8.67	7.256	100.00	602	87.48	88.49	63.13
5/25 ARM (Libor)	10	2,582,795.69	0.26	6.055	100.00	651	79.75	97.07	24.88
Balloon	728	49,655,847.15	4.95	9.967	0.00	639	95.87	70.05	5.55
Fixed Rate	1,022	138,337,369.17	13.80	7.367	0.00	611	87.24	99.11	71.64
3/37 ARM (Libor)	1	319,850.92	0.03	6.275	100.00	641	87.67	100.00	100.00
3/37 ARM (1 yr Libor)	1	371,406.05	0.04	4.250	100.00	766	80.00	100.00	0.00
5/35 ARM (1 yr Libor)	1	311,877.04	0.03	4.500	100.00	721	54.31	100.00	0.00
5/35 ARM (CMT)	4	1,201,661.83	0.12	4.552	100.00	737	62.66	100.00	0.00
Subtotal (Non-IOs):	4,262	$667,909,861.83	66.61%	7.495%	71.85%	609	87.37%	87.80%	55.41%

Interest-Only Loans:
2/28 ARM (Libor)	943	$263,624,106.06	26.29%	6.770%	100.00%	658	83.81%	44.12%	34.74%
3/27 ARM (Libor)	249	60,805,124.36	6.06	6.726	100.00	664	83.16	45.42	31.66
5/25 ARM (Libor)	16	3,751,621.13	0.37	6.578	100.00	696	83.96	81.46	46.42
Fixed Rate	31	6,622,376.97	0.66	6.904	0.00	663	85.60	82.43	68.83
Subtotal (IO Loans):	1,239	$334,803,228.52	33.39%	6.763%	98.02%	659	83.73%	45.53%	34.99%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	116	$33,267,844.93	9.94%	6.617%	100.00%	648	93.03%	56.20%	83.50%
36	41	11,299,326.84	3.37	6.934	100.00	650	91.61	48.46	78.53
60	1,066	286,141,560.62	85.47	6.776	97.76	661	82.35	44.09	27.52
84	9	2,200,246.13	0.66	6.436	100.00	698	89.11	85.60	79.16
120	7	1,894,250.00	0.57	6.711	88.17	694	75.50	11.83	0.00
Total:	1,239	$334,803,228.52	100.00%	6.763%	98.02%	659	83.73%	45.53%	34.99%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	453	$16,405,312.91	1.64%	10.285%	19.73%	629	95.43%	73.91%	5.84%
50,000.01 - 100,000.00	1,284	98,261,818.44	9.80	8.406	43.64	612	89.82	86.61	33.93
100,000.01 - 150,000.00	1,076	133,697,266.68	13.33	7.542	70.03	617	87.33	84.76	50.62
150,000.01 - 200,000.00	788	137,386,294.64	13.70	7.169	81.44	623	85.22	82.19	50.61
200,000.01 - 250,000.00	559	125,207,601.68	12.49	7.101	87.69	624	85.09	73.47	51.34
250,000.01 - 300,000.00	405	111,138,187.89	11.08	7.020	89.13	624	84.59	69.71	46.74
300,000.01 - 350,000.00	317	102,627,224.08	10.23	6.967	92.44	625	85.69	64.42	56.02
350,000.01 - 400,000.00	227	85,186,668.45	8.50	6.852	87.08	633	85.08	66.70	53.34
400,000.01 - 450,000.00	159	67,506,211.52	6.73	6.783	93.03	637	85.87	65.95	49.74
450,000.01 - 500,000.00	104	49,518,575.49	4.94	6.881	94.11	636	85.81	58.62	51.27
500,000.01 - 550,000.00	57	30,042,766.32	3.00	6.768	92.91	634	87.12	64.82	63.17
550,000.01 - 600,000.00	32	18,503,097.49	1.85	6.835	93.60	641	85.91	65.58	50.13
600,000.01 - 650,000.00	16	10,093,591.32	1.01	6.776	81.19	648	84.76	62.32	50.07
650,000.01 >=	24	17,138,473.44	1.71	6.839	91.80	654	82.24	67.47	24.86
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,755	$958,514,963.78	95.59%	7.096%	84.31%	625	85.53%	74.16%	50.83%
2nd Lien	746	44,198,126.57	4.41	10.602	0.00	642	99.71	63.39	0.00
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,914	$573,267,250.36	57.17%	7.094%	78.27%	610	85.81%	81.82%	60.04%
Purchase	2,288	378,874,211.20	37.78	7.480	84.81	650	86.65	60.97	31.05
Rate/Term Refinance	274	44,317,663.76	4.42	7.449	71.93	606	86.57	79.47	52.51
Home Improvement	15	4,145,487.99	0.41	6.174	100.00	669	85.13	36.56	42.59
Debt Consolidation	9	1,820,104.93	0.18	6.836	96.94	650	87.10	100.00	18.26
Construction Permanent	1	288,372.11	0.03	4.250	100.00	742	80.00	100.00	0.00
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	4,853	$897,784,671.36	89.54%	7.209%	79.61%	622	86.12%	73.72%	48.04%
Investment	597	93,974,827.71	9.37	7.682	89.43	659	86.89	75.43	54.85
Second Home	51	10,953,591.28	1.09	6.946	85.31	656	83.11	56.27	39.66
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	749	$45,592,283.74	4.55%	10.363%	0.30%	639	97.69%	66.40%	3.21%
181 - 240	48	4,464,844.37	0.45	8.170	2.44	617	86.74	88.77	40.34
241 - 360	4,691	948,603,007.17	94.60	7.102	84.82	625	85.66	73.94	50.94
361 - 480	13	4,052,955.07	0.40	5.960	80.68	672	71.75	81.06	17.73
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	749	$45,592,283.74	4.55%	10.363%	0.30%	639	97.69%	66.40%	3.21%
181 - 240	48	4,464,844.37	0.45	8.170	2.44	617	86.74	88.77	40.34
241 - 360	4,691	948,603,007.17	94.60	7.102	84.82	625	85.66	73.94	50.94
361 - 480	13	4,052,955.07	0.40	5.960	80.68	672	71.75	81.06	17.73
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,364	$367,827,634.38	36.68%	6.910%	86.45%	634	84.41%	65.07%	44.15%
IL	489	75,708,607.28	7.55	7.747	88.76	623	87.95	80.56	51.35
FL	427	71,107,848.06	7.09	7.372	77.11	616	87.95	78.19	64.93
NY	195	53,345,329.16	5.32	7.352	76.88	613	88.07	73.03	65.74
AZ	276	43,782,908.47	4.37	7.149	86.07	638	85.77	66.32	48.74
MN	233	34,273,452.04	3.42	7.511	86.65	632	87.06	66.11	36.69
MD	177	33,987,168.15	3.39	7.511	84.01	611	87.11	82.90	56.31
OH	338	33,949,280.90	3.39	7.434	36.14	603	90.80	96.81	63.51
NJ	128	30,468,085.65	3.04	7.480	81.61	603	86.75	75.67	63.34
MI	250	26,134,704.86	2.61	7.540	71.57	620	87.45	85.42	38.49
Other	1,624	232,128,071.40	23.15	7.420	75.51	624	86.25	80.07	43.40
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	131	$20,363,702.13	2.03%	6.905%	68.12%	605	50.97%	82.91%	0.00%
60.01 - 70.00%	164	35,382,981.03	3.53	6.987	86.97	600	67.05	75.00	0.00
70.01 - 80.00%	1,205	277,976,197.29	27.72	6.783	95.73	648	79.22	55.56	0.00
80.01 - 85.00%
With MI:	515	104,486,545.84	10.42	7.137	71.35	586	84.51	86.75	100.00
Without MI:	224	35,801,717.44	3.57	7.297	80.14	585	84.59	84.24	0.00
85.01 - 90.00%
With MI:	971	207,576,503.71	20.70	7.044	78.55	621	89.63	76.69	100.00
Without MI:	369	57,276,812.94	5.71	7.440	83.14	593	89.74	85.64	0.00
90.01 - 95.00%
With MI:	779	156,983,182.39	15.66	7.236	80.93	640	94.72	84.28	100.00
Without MI:	234	35,475,408.05	3.54	7.777	89.26	617	94.74	79.91	0.00
95.01 - 100.00%
With MI:	97	18,161,119.75	1.81	8.031	88.80	662	99.93	82.65	100.00
Without MI:	66	9,030,793.21	0.90	8.319	95.03	634	99.99	91.60	0.00
Subtotal (First Lien):	4,755	$958,514,963.78	95.59%	7.096%	84.31%	625	85.53%	74.16%	50.83%

Second Lien Loans:
85.01 - 90.00%	4	$344,000.00	0.03%	10.557%	0.00%	665	89.46%	40.70%	0.00%
90.01 - 95.00%	25	1,460,326.79	0.15	10.437	0.00	637	94.95	70.03	0.00
95.01 - 100.00%	717	42,393,799.78	4.23	10.608	0.00	642	99.96	63.35	0.00
Subtotal (Second Lien):	746	$44,198,126.57	4.41%	10.602%	0.00%	642	99.71%	63.39%	0.00%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	2,490	$507,012,125.67	50.56%	7.153%	77.76%	620	88.96%	81.61%	95.98%
60.01 - 70.00%	167	35,941,909.18	3.58	6.983	86.80	601	67.44	74.57	1.56
70.01 - 80.00%	1,205	277,976,197.29	27.72	6.783	95.73	648	79.22	55.56	0.00
80.01 - 85.00%	224	35,801,717.44	3.57	7.297	80.14	585	84.59	84.24	0.00
85.01 - 90.00%	369	57,276,812.94	5.71	7.440	83.14	593	89.74	85.64	0.00
90.01 - 95.00%	234	35,475,408.05	3.54	7.777	89.26	617	94.74	79.91	0.00
95.01 - 100.00%	66	9,030,793.21	0.90	8.319	95.03	634	99.99	91.60	0.00
Subtotal (First Lien):	4,755	$958,514,963.78	95.59%	7.096%	84.31%	625	85.53%	74.16%	50.83%

Second Lien Loans:
85.01 - 90.00%	4	$344,000.00	0.03%	10.557%	0.00%	665	89.46%	40.70%	0.00%
90.01 - 95.00%	25	1,460,326.79	0.15	10.437	0.00	637	94.95	70.03	0.00
95.01 - 100.00%	717	42,393,799.78	4.23	10.608	0.00	642	99.96	63.35	0.00
Subtotal (Second Lien):	746	$44,198,126.57	4.41%	10.602%	0.00%	642	99.71%	63.39%	0.00%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	127	$20,060,086.74	2.00%	6.895%	68.65%	604	50.94%	83.16%	0.00%
60.01 - 70.00%	140	29,861,978.30	2.98	7.006	84.56	590	66.71	83.99	0.00
70.01 - 80.00%	391	84,485,135.33	8.43	7.016	90.45	610	77.52	72.30	0.00
80.01 - 85.00%
With MI:	498	102,936,760.47	10.27	7.129	71.71	585	84.50	86.74	100.00
Without MI:	206	34,764,685.77	3.47	7.271	81.86	586	84.18	81.80	0.00
85.01 - 90.00%
With MI:	945	203,937,077.84	20.34	7.036	78.49	621	89.62	76.78	100.00
Without MI:	359	60,041,485.43	5.99	7.349	84.24	603	88.08	78.99	0.00
90.01 - 95.00%
With MI:	800	158,176,349.65	15.77	7.233	80.20	639	94.59	84.38	100.00
Without MI:	347	57,088,453.29	5.69	7.458	90.98	630	89.48	67.66	0.00
95.01 - 100.00%
With MI:	119	22,157,163.73	2.21	7.986	90.54	664	98.45	80.41	100.00
Without MI:	823	185,005,787.23	18.45	6.766	97.78	662	80.96	52.09	0.00
Subtotal (First Lien):	4,755	$958,514,963.78	95.59%	7.096%	84.31%	625	85.53%	74.16%	50.83%

Second Lien Loans:
85.01 - 90.00%	4	$344,000.00	0.03%	10.557%	0.00%	665	89.46%	40.70%	0.00%
90.01 - 95.00%	25	1,460,326.79	0.15	10.437	0.00	637	94.95	70.03	0.00
95.01 - 100.00%	717	42,393,799.78	4.23	10.608	0.00	642	99.96	63.35	0.00
Subtotal (Second Lien):	746	$44,198,126.57	4.41%	10.602%	0.00%	642	99.71%	63.39%	0.00%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
447 - 499	8	$753,104.28	0.08%	7.516%	85.86%	480	81.87%	81.73%	0.00%
500 - 520	188	33,716,808.41	3.36	8.262	86.79	510	80.11	96.43	39.40
521 - 540	278	46,684,247.43	4.66	7.716	79.51	531	80.36	94.93	40.20
541 - 560	355	63,812,025.38	6.36	7.469	81.36	552	84.77	94.46	54.57
561 - 580	368	62,824,442.90	6.27	7.440	78.91	571	85.13	89.38	56.71
581 - 600	652	110,811,078.33	11.05	7.363	77.72	591	86.45	89.88	52.03
601 - 620	846	138,639,977.31	13.83	7.324	76.60	611	88.51	84.25	54.45
621 - 640	849	150,743,062.91	15.03	7.238	76.34	630	88.66	72.91	56.59
641 - 660	727	134,702,329.49	13.43	7.130	79.47	650	87.45	59.55	50.99
661 - 680	474	96,000,070.34	9.57	6.972	86.59	670	85.94	56.34	39.12
681 - 700	376	81,567,295.57	8.13	6.840	85.75	690	84.55	47.67	35.54
701 - 720	132	28,569,093.44	2.85	6.885	86.14	709	85.54	58.98	45.29
721 - 740	99	22,638,737.81	2.26	6.911	89.91	731	84.36	55.26	34.60
741 - 760	86	17,286,511.46	1.72	7.172	86.26	750	85.38	48.21	33.81
761 - 780	41	9,160,850.12	0.91	6.757	88.61	769	84.29	55.49	39.24
781 >=	22	4,803,455.17	0.48	6.794	84.75	789	78.11	57.00	16.84
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,009	$707,751,700.01	70.58%	7.224%	79.41%	622	86.13%	74.62%	49.92%
PUD	546	115,813,782.63	11.55	7.282	84.70	634	85.58	71.30	41.49
2-4 Family	419	88,276,493.83	8.80	7.478	82.30	634	87.39	72.60	52.89
Condo	467	83,488,722.60	8.33	7.213	86.22	635	85.97	67.95	43.57
Manufactured Housing	59	7,291,505.65	0.73	6.975	46.20	654	85.39	100.00	38.16
Modular Home	1	90,885.63	0.01	6.250	0.00	682	62.98	100.00	0.00
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$165,119,297.06	$26,438,448.25	$383,841,217.24	$75,064,321.96	$0.00	$0.00	$650,463,284.51
3/27 ARM (Libor)	72,210,130.47	988,645.06	3,913,777.63	70,671,476.16	0.00	0.00	147,784,029.32
Fixed Rate	43,184,804.75	10,021,413.19	5,870,213.22	85,723,707.88	0.00	159,607.10	144,959,746.14
Balloon	17,107,786.51	1,963,907.67	4,070,156.36	26,513,996.61	0.00	0.00	49,655,847.15
5/25 ARM (Libor)	1,945,440.01	0.00	153,899.65	4,235,077.16	0.00	0.00	6,334,416.82
5/35 ARM (CMT)	1,201,661.83	0.00	0.00	0.00	0.00	0.00	1,201,661.83
2/38 ARM (Libor)	297,500.00	639,900.00	127,920.00	0.00	0.00	0.00	1,065,320.00
3/37 ARM (1 yr Libor)	371,406.05	0.00	0.00	0.00	0.00	0.00	371,406.05
3/37 ARM (Libor)	0.00	0.00	0.00	319,850.92	0.00	0.00	319,850.92
5/35 ARM (1 yr Libor)	311,877.04	0.00	0.00	0.00	0.00	0.00	311,877.04
2/13 ARM (Libor)	136,850.00	0.00	0.00	0.00	0.00	0.00	136,850.00
2/18 ARM (Libor)	0.00	0.00	108,800.57	0.00	0.00	0.00	108,800.57
Total:	$301,886,753.72	$40,052,314.17	$398,085,984.67	$262,528,430.69	$0.00	$159,607.10	$1,002,713,090.35

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	25.38%	4.06%	59.01%	11.54%	0.00%	0.00%	64.87%
3/27 ARM (Libor)	48.86	0.67	2.65	47.82	0.00	0.00	14.74
Fixed Rate	29.79	6.91	4.05	59.14	0.00	0.11	14.46
Balloon	34.45	3.96	8.20	53.40	0.00	0.00	4.95
5/25 ARM (Libor)	30.71	0.00	2.43	66.86	0.00	0.00	0.63
5/35 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.12
2/38 ARM (Libor)	27.93	60.07	12.01	0.00	0.00	0.00	0.11
3/37 ARM (1 yr Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.04
3/37 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.03
5/35 ARM (1 yr Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.03
2/13 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.01
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	30.11%	3.99%	39.70%	26.18%	0.00%	0.02%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,686	$572,699,180.87	57.11%	7.001%	83.14%	629	85.15%	70.78%	47.53%
None	1,834	301,886,753.72	30.11	7.649	80.03	621	87.45	75.90	51.71
2% of UPB	351	55,815,494.08	5.57	7.320	67.41	621	87.95	80.07	56.95
1% of Orig. Bal.	242	26,255,566.04	2.62	7.353	61.55	611	91.33	94.11	54.06
1% of Amount Prepaid	211	17,782,831.21	1.77	8.102	71.30	631	87.50	81.22	24.76
Other	177	28,273,264.43	2.82	7.283	84.57	623	83.43	72.64	30.09
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	4,303	$738,878,408.56	73.69%	7.208%	76.00%	614	86.64%	100.00%	53.75%
Stated	986	211,536,466.30	21.10	7.494	92.29	658	85.39	0.00	35.15
Limited	194	47,798,853.36	4.77	6.869	98.01	659	82.67	0.00	31.68
No Documentation	18	4,499,362.13	0.45	6.794	100.00	670	79.18	0.00	12.51
Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 to 5.00	5	$1,012,650.93	0.10%	6.774%	36.83%	637	94.74%	100.00%	96.25%
5.01 to 10.00	18	3,796,104.85	0.38	7.291	76.42	625	89.04	100.00	71.10
10.01 to 15.00	54	9,425,776.47	0.94	7.209	61.51	623	86.92	100.00	50.09
15.01 to 20.00	108	17,866,726.92	1.78	7.340	81.43	627	87.90	100.00	62.22
20.01 to 25.00	187	30,422,127.90	3.03	7.145	78.96	624	86.36	100.00	62.82
25.01 to 30.00	328	48,536,744.43	4.84	7.339	71.60	610	86.80	100.00	57.17
30.01 to 35.00	506	82,369,265.95	8.21	7.156	72.52	616	85.66	100.00	57.55
35.01 to 40.00	675	115,909,051.14	11.56	7.146	72.57	615	86.92	100.00	58.51
40.01 to 45.00	870	150,432,955.58	15.00	7.209	77.93	612	86.65	100.00	53.00
45.01 to 50.00	1,353	237,775,572.89	23.71	7.239	77.69	612	87.25	100.00	52.20
50.01 to 55.00	198	40,979,603.51	4.09	7.152	80.47	616	83.30	100.00	28.56
55.01 to 60.00	1	351,827.99	0.04	6.625	100.00	654	80.00	100.00	0.00
Subtotal (Full Doc):	4,303	$738,878,408.56	73.69%	7.208%	76.00%	614	86.64%	100.00%	53.75%

Non-Full Doc Loans:
Not available	34	$9,089,773.38	0.91%	6.681%	100.00%	676	79.32%	0.00%	9.43%
5.01 to 10.00	4	345,907.85	0.03	7.492	100.00	697	85.84	0.00	58.37
10.01 to 15.00	12	1,966,984.74	0.20	7.468	100.00	643	87.44	0.00	70.27
15.01 to 20.00	19	3,766,405.63	0.38	6.977	93.86	654	85.55	0.00	49.92
20.01 to 25.00	44	8,417,984.83	0.84	7.286	96.43	668	84.44	0.00	38.71
25.01 to 30.00	57	11,899,001.71	1.19	7.018	99.20	655	83.25	0.00	32.49
30.01 to 35.00	102	22,032,738.18	2.20	7.091	97.93	665	85.44	0.00	41.67
35.01 to 40.00	180	38,413,702.13	3.83	7.262	94.72	667	84.75	0.00	33.55
40.01 to 45.00	300	64,244,073.03	6.41	7.331	92.99	656	85.56	0.00	39.61
45.01 to 50.00	409	94,110,630.74	9.39	7.577	90.98	653	85.05	0.00	30.77
50.01 to 55.00	37	9,547,479.57	0.95	7.934	87.82	643	82.33	0.00	22.32
Subtotal (Non-Full Doc):	1,198	$263,834,681.79	26.31%	7.369%	93.45%	658	84.79%	0.00%	34.13%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	56	$13,809,444.88	1.38%	5.252%	100.00%	670	79.06%	89.28%	30.63%
5.501 to 6.000	309	82,773,368.69	8.25	5.842	100.00	654	82.44	82.07	36.54
6.001 to 6.500	589	149,970,559.01	14.96	6.324	100.00	640	83.29	66.84	39.64
6.501 to 7.000	820	199,740,514.75	19.92	6.793	100.00	631	85.19	67.89	48.90
7.001 to 7.500	664	139,126,090.54	13.87	7.278	100.00	621	86.45	62.84	53.11
7.501 to 8.000	560	105,230,545.25	10.49	7.766	100.00	612	87.25	69.62	56.04
8.001 to 8.500	318	55,009,087.07	5.49	8.275	100.00	612	89.09	68.52	53.54
8.501 to 9.000	234	40,475,606.87	4.04	8.770	100.00	593	87.65	77.33	43.93
9.001 to 9.500	99	12,702,448.41	1.27	9.224	100.00	595	89.41	71.18	48.91
9.501 to 10.000	53	7,546,887.27	0.75	9.730	100.00	560	85.17	66.35	38.21
10.001 to 10.500	10	861,117.00	0.09	10.156	100.00	555	87.56	100.00	0.00
10.501 to 11.000	3	119,600.00	0.01	10.710	100.00	545	68.75	100.00	0.00
Greater than 11.000	5	732,227.32	0.07	11.636	100.00	516	70.16	100.00	0.00
Subtotal (ARM Loans):	3,720	$808,097,497.06	80.59%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Fixed Rate Loans:
5.501 to 6.000	36	$8,939,723.98	0.89%	5.970%	0.00%	652	79.11%	100.00%	56.24%
6.001 to 6.500	134	28,701,766.75	2.86	6.293	0.00	637	83.91	98.80	66.33
6.501 to 7.000	198	33,875,256.14	3.38	6.776	0.00	631	86.22	100.00	74.12
7.001 to 7.500	167	23,089,203.17	2.30	7.297	0.00	609	87.92	100.00	79.14
7.501 to 8.000	222	28,115,487.58	2.80	7.774	0.00	594	87.69	98.61	75.10
8.001 to 8.500	129	13,951,776.94	1.39	8.270	0.00	584	88.77	98.37	70.55
8.501 to 9.000	85	8,063,625.43	0.80	8.748	0.00	580	89.33	100.00	57.31
9.001 to 9.500	135	9,345,115.24	0.93	9.300	0.00	651	95.74	98.59	21.02
9.501 to 10.000	119	7,605,237.81	0.76	9.785	0.00	642	97.76	100.00	13.18
10.001 to 10.500	79	5,449,863.45	0.54	10.265	0.00	620	97.86	100.00	4.65
10.501 to 11.000	220	13,252,178.27	1.32	10.813	0.00	634	99.31	44.88	1.28
Greater than 11.000	257	14,226,358.53	1.42	11.435	0.00	622	99.70	37.62	0.00
Subtotal (Fixed Rate):	1,781	$194,615,593.29	19.41%	8.015%	0.00%	620	89.39%	91.12%	54.68%

Total:	5,501	$1,002,713,090.35	100.00%	7.250%	80.59%	626	86.16%	73.69%	48.59%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	8	$2,149,644.74	0.27%	4.663%	100.00%	733	67.56%	97.13%	9.44%
3.001 - 3.500	4	857,854.74	0.11	6.488	100.00	646	82.25	67.49	64.68
3.501 - 4.000	116	19,697,756.80	2.44	7.258	100.00	608	91.63	83.59	87.71
4.001 - 4.500	75	15,177,595.76	1.88	6.954	100.00	649	85.91	72.18	45.05
4.501 - 5.000	365	79,485,895.61	9.84	6.892	100.00	654	81.72	52.73	22.36
5.001 - 5.500	582	142,548,905.30	17.64	6.909	100.00	625	83.75	74.09	44.92
5.501 - 6.000	1,835	391,243,890.73	48.42	6.988	100.00	623	88.50	78.43	63.15
6.001 - 6.500	466	105,465,189.79	13.05	7.239	100.00	636	79.66	37.47	11.03
6.501 - 7.000	141	28,562,370.63	3.53	7.813	100.00	600	77.49	74.27	26.58
7.001 - 7.500	43	8,479,520.15	1.05	7.923	100.00	607	83.30	68.33	30.59
7.501 - 8.000	38	6,580,417.24	0.81	8.355	100.00	601	89.07	70.80	30.97
8.001 - 8.500	19	3,560,545.69	0.44	8.559	100.00	604	90.94	79.46	40.43
8.501 - 9.000	14	2,529,804.27	0.31	9.238	100.00	572	88.62	60.29	47.26
9.001 - 9.500	7	1,042,015.09	0.13	9.686	100.00	561	89.27	100.00	25.42
9.501 - 10.000	6	587,147.32	0.07	9.790	100.00	565	86.57	60.83	46.03
10.001 >=	1	128,943.20	0.02	10.100	100.00	608	100.00	100.00	0.00
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	19	$4,661,422.63	0.58%	6.891%	100.00%	633	84.00%	76.42%	42.13%
2.000	2,957	635,186,480.45	78.60	7.059	100.00	624	85.98	71.73	51.35
3.000	735	166,182,256.93	20.56	7.100	100.00	636	83.12	60.86	30.87
5.000	3	483,324.82	0.06	6.455	100.00	696	86.25	100.00	41.99
6.000	5	1,246,557.23	0.15	7.840	100.00	605	85.34	29.37	63.31
7.000	1	337,455.00	0.04	5.725	100.00	771	90.00	100.00	100.00
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,530	$764,783,644.47	94.64%	7.101%	100.00%	624	85.77%	71.30%	49.41%
1.500	21	5,210,877.63	0.64	6.797	100.00	637	84.23	78.90	44.16
2.000	169	38,102,974.96	4.72	6.413	100.00	680	77.61	31.84	1.65
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.001 - 10.500	5	$1,518,947.80	0.19%	4.360%	100.00%	730	71.37%	100.00%	0.00%
10.501 - 11.000	7	1,684,917.77	0.21	5.461	100.00	708	70.26	100.00	12.05
11.001 - 11.500	41	9,208,221.30	1.14	5.572	100.00	657	83.56	76.48	44.53
11.501 - 12.000	168	43,565,688.09	5.39	5.907	100.00	643	85.20	74.92	55.69
12.001 - 12.500	319	78,530,169.54	9.72	6.279	100.00	636	85.22	66.58	48.00
12.501 - 13.000	596	140,020,083.33	17.33	6.519	100.00	634	85.62	79.03	50.49
13.001 - 13.500	648	144,643,168.43	17.90	6.782	100.00	632	84.97	66.74	44.36
13.501 - 14.000	650	144,362,764.71	17.86	7.116	100.00	630	84.80	63.84	42.85
14.001 - 14.500	429	89,024,561.97	11.02	7.498	100.00	620	85.04	63.09	45.47
14.501 - 15.000	320	66,594,828.61	8.24	7.878	100.00	612	85.49	68.12	50.30
15.001 - 15.500	205	37,281,899.28	4.61	8.341	100.00	615	88.92	69.60	57.69
15.501 - 16.000	197	34,148,407.28	4.23	8.834	100.00	592	87.18	77.95	44.26
16.001 - 16.500	82	10,761,652.48	1.33	9.252	100.00	593	88.67	73.27	45.44
16.501 - 17.000	38	5,376,085.35	0.67	9.730	100.00	564	85.50	67.87	43.25
17.001 - 17.500	7	524,273.80	0.06	10.131	100.00	532	83.53	100.00	0.00
17.501 - 18.000	4	410,100.00	0.05	11.305	100.00	521	69.64	100.00	0.00
18.001 - 18.500	2	111,727.32	0.01	11.267	100.00	515	74.94	100.00	0.00
18.501 - 19.000	1	211,000.00	0.03	11.600	100.00	528	67.95	100.00	0.00
19.001 - 19.500	1	119,000.00	0.01	12.256	100.00	508	70.00	100.00	0.00
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	96	$25,572,722.88	3.16%	5.972%	100.00%	672	83.04%	51.44%	36.36%
5.501 - 6.000	315	83,939,754.24	10.39	5.828	100.00	651	82.62	84.61	39.68
6.001 - 6.500	572	143,831,947.38	17.80	6.325	100.00	639	83.20	68.66	38.72
6.501 - 7.000	801	194,923,797.60	24.12	6.794	100.00	631	85.05	68.53	48.47
7.001 - 7.500	659	137,570,291.10	17.02	7.279	100.00	621	86.42	63.55	53.18
7.501 - 8.000	561	105,489,441.22	13.05	7.766	100.00	612	87.20	69.47	55.65
8.001 - 8.500	312	54,331,655.77	6.72	8.276	100.00	612	89.10	68.56	53.88
8.501 - 9.000	235	40,541,937.74	5.02	8.770	100.00	593	87.65	77.36	44.02
9.001 - 9.500	100	13,013,263.87	1.61	9.240	100.00	593	89.26	71.87	47.23
9.501 - 10.000	51	7,169,740.94	0.89	9.729	100.00	561	85.22	64.58	40.22
10.001 - 10.500	10	861,117.00	0.11	10.156	100.00	555	87.56	100.00	0.00
10.501 - 11.000	3	119,600.00	0.01	10.710	100.00	545	68.75	100.00	0.00
11.001 - 11.500	2	111,727.32	0.01	11.267	100.00	515	74.94	100.00	0.00
11.501 - 12.000	2	501,500.00	0.06	11.571	100.00	518	69.14	100.00	0.00
12.001 - 12.500	1	119,000.00	0.01	12.256	100.00	508	70.00	100.00	0.00
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	11	$1,937,778.88	0.24%	6.768%	100.00%	634	81.85%	49.30%	0.00%
13 - 24	2,944	648,936,815.71	80.30	7.087	100.00	626	85.41	69.02	46.78
25 - 36	734	149,374,946.78	18.48	7.037	100.00	628	85.68	70.69	50.11
37 >=	31	7,847,955.69	0.97	6.013	100.00	689	78.14	90.17	30.38
Total:	3,720	$808,097,497.06	100.00%	7.066%	100.00%	627	85.38%	69.49%	47.12%

SAIL 2005-HE3 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,655	$550,297,485.59	38.64%	7.446%	100.00%	616	84.97%	38.06%	49.48%
2/18 ARM (Libor)	3	538,940.28	0.04	6.897	100.00	601	92.08	14.81	85.19
2/38 ARM (Libor)	3	1,444,463.87	0.10	7.473	100.00	577	87.87	70.29	100.00
3/27 ARM (Libor)	580	127,015,168.94	8.92	7.415	100.00	617	88.09	39.19	67.35
5/25 ARM (Libor)	13	2,959,988.08	0.21	6.614	100.00	668	79.05	43.23	20.57
1/29 ARM (Libor)	1	514,753.28	0.04	9.625	100.00	626	100.00	0.00	0.00
2/1 ARM (CMT)	1	291,090.01	0.02	7.750	100.00	484	79.40	0.00	0.00
Balloon	735	55,405,734.59	3.89	9.326	0.00	667	93.67	42.29	8.77
Fixed Rate	1,278	209,375,967.85	14.70	7.317	0.00	625	86.42	58.85	71.83
5/35 ARM (1 yr Libor)	1	321,936.42	0.02	5.000	100.00	722	65.00	0.00	0.00
5/35 ARM (CMT)	2	482,112.64	0.03	4.519	100.00	660	74.93	100.00	0.00
Subtotal (Non-IOs):	5,272	$948,647,641.55	66.61%	7.519%	72.09%	621	86.20%	43.08%	54.35%

Interest-Only Loans:
2/28 ARM (Libor)	1,365	$384,546,919.11	27.00%	6.800%	100.00%	647	83.80%	50.07%	35.41%
5/20 ARM (Libor)	1	249,838.10	0.02	5.750	100.00	551	59.52	0.00	0.00
3/27 ARM (Libor)	306	76,721,163.20	5.39	6.703	100.00	652	82.50	51.70	33.19
5/25 ARM (Libor)	17	4,751,101.86	0.33	6.122	100.00	701	81.77	60.44	31.82
Fixed Rate	35	9,251,391.52	0.65	6.888	0.00	643	85.18	56.62	65.52
Subtotal (IO Loans):	1,724	$475,520,413.79	33.39%	6.779%	98.05%	648	83.58%	50.54%	35.58%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	171	$51,131,482.07	10.75%	6.675%	100.00%	642	92.18%	55.34%	83.81%
36	62	16,338,095.55	3.44	7.028	100.00	639	90.51	57.68	83.51
60	1,466	401,865,372.40	84.51	6.784	97.88	649	82.24	49.84	27.59
84	9	2,107,551.86	0.44	6.161	100.00	671	84.01	39.89	53.37
120	16	4,077,911.91	0.86	6.905	81.78	652	79.59	36.09	17.55
Total:	1,724	$475,520,413.79	100.00%	6.779%	98.05%	648	83.58%	50.54%	35.58%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	431	$16,093,591.72	1.13%	9.922%	16.99%	656	95.46%	41.59%	7.51%
50,000.01 - 100,000.00	1,324	100,142,020.62	7.03	8.476	45.09	626	89.69	50.72	34.04
100,000.01 - 150,000.00	1,261	157,563,659.15	11.06	7.623	72.05	623	85.86	53.14	47.61
150,000.01 - 200,000.00	1,052	183,869,972.97	12.91	7.354	83.14	625	83.87	47.61	43.81
200,000.01 - 250,000.00	747	167,368,838.29	11.75	7.240	84.46	626	84.03	43.53	47.82
250,000.01 - 300,000.00	678	186,142,843.28	13.07	7.061	87.17	629	83.97	45.56	46.79
300,000.01 - 350,000.00	456	148,026,723.12	10.39	7.032	87.08	632	85.89	41.01	55.61
350,000.01 - 400,000.00	397	148,538,484.75	10.43	7.024	84.72	631	85.14	41.03	54.56
400,000.01 - 450,000.00	273	115,702,201.69	8.12	7.005	86.16	637	85.59	33.75	53.36
450,000.01 - 500,000.00	177	83,779,159.81	5.88	6.896	91.03	641	85.82	42.47	52.68
500,000.01 - 550,000.00	87	45,581,926.91	3.20	6.961	88.46	633	87.33	40.10	61.06
550,000.01 - 600,000.00	66	37,980,046.63	2.67	6.807	86.34	634	85.07	60.83	45.11
600,000.01 - 650,000.00	22	13,959,875.04	0.98	6.370	95.46	641	82.54	63.72	45.60
650,000.01 >=	25	19,418,711.36	1.36	6.745	77.75	642	79.25	82.58	32.27
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	6,263	$1,379,601,955.09	96.87%	7.179%	83.37%	629	84.86%	46.01%	49.64%
2nd Lien	733	44,566,100.25	3.13	10.147	0.00	673	99.68	31.88	0.00
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	3,724	$826,755,321.38	58.05%	7.122%	78.03%	616	84.62%	49.47%	57.42%
Purchase	2,944	533,330,443.83	37.45	7.537	85.35	653	86.47	38.04	33.71
Rate/Term Refinance	296	54,991,349.78	3.86	7.146	74.01	613	85.30	60.98	50.50
Home Improvement	25	7,575,853.50	0.53	6.022	100.00	668	82.06	35.01	33.71
Debt Consolidation	7	1,515,086.85	0.11	6.700	100.00	589	85.45	62.89	0.00
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	6,047	$1,263,951,556.52	88.75%	7.193%	79.82%	627	85.22%	47.39%	47.40%
Investment	870	143,676,751.80	10.09	7.951	88.11	658	86.52	33.01	54.48
Second Home	79	16,539,747.02	1.16	7.383	88.63	653	83.33	15.71	45.16
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	732	$47,103,629.93	3.31%	9.885%	0.00%	666	97.09%	34.01%	5.04%
181 - 240	69	6,862,069.32	0.48	7.971	7.85	635	89.91	50.91	53.64
241 - 360	6,178	1,365,001,136.35	95.85	7.179	84.05	629	84.92	45.88	49.54
361 - 480	17	5,201,219.74	0.37	7.009	43.23	626	79.97	63.00	48.69
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	732	$47,103,629.93	3.31%	9.885%	0.00%	666	97.09%	34.01%	5.04%
181 - 240	69	6,862,069.32	0.48	7.971	7.85	635	89.91	50.91	53.64
241 - 360	6,178	1,365,001,136.35	95.85	7.179	84.05	629	84.92	45.88	49.54
361 - 480	17	5,201,219.74	0.37	7.009	43.23	626	79.97	63.00	48.69
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	1,965	$555,502,055.15	39.01%	6.902%	84.97%	632	83.25%	46.29%	41.52%
NY	378	117,950,061.81	8.28	7.385	71.62	631	88.12	30.65	71.84
IL	641	111,065,875.79	7.80	7.831	89.32	627	87.36	41.33	50.00
FL	547	94,198,754.51	6.61	7.354	78.11	621	87.22	45.82	64.15
NJ	217	55,491,075.76	3.90	7.662	83.20	621	86.77	36.01	66.79
AZ	325	52,728,268.70	3.70	7.255	86.82	643	84.95	46.57	41.16
MN	276	46,188,964.09	3.24	7.626	89.98	646	87.23	38.57	47.59
OH	370	39,396,516.60	2.77	7.666	40.02	608	90.19	60.30	59.43
MD	173	36,627,427.22	2.57	7.418	84.04	615	84.97	58.30	46.80
HI	119	34,031,655.45	2.39	6.915	58.52	644	81.94	53.35	38.47
Other	1,985	280,987,400.26	19.73	7.544	78.61	630	86.07	50.19	42.37
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	208	$38,482,085.94	2.70%	6.999%	76.41%	608	50.45%	36.33%	0.00%
60.01 - 70.00%	256	60,245,189.64	4.23	7.168	83.61	597	66.56	37.63	0.00
70.01 - 80.00%	1,726	413,386,336.27	29.03	6.876	95.05	644	79.22	41.55	0.00
80.01 - 85.00%
With MI:	628	145,998,766.55	10.25	7.030	66.60	608	84.42	52.90	100.00
Without MI:	248	45,388,536.15	3.19	7.419	78.97	586	84.77	54.01	0.00
85.01 - 90.00%
With MI:	1,388	310,558,330.73	21.81	7.213	77.80	627	89.66	45.96	100.00
Without MI:	494	82,836,978.99	5.82	7.615	83.09	605	89.73	45.86	0.00
90.01 - 95.00%
With MI:	921	211,046,897.68	14.82	7.340	80.18	643	94.71	48.97	100.00
Without MI:	252	43,433,800.70	3.05	7.800	90.45	623	94.80	58.15	0.00
95.01 – 100.00%
With MI:	85	17,222,097.36	1.21	8.380	89.60	674	99.85	58.26	100.00
Without MI:	57	11,002,935.08	0.77	8.565	90.50	656	99.98	48.07	0.00
Subtotal (First Lien):	6,263	$1,379,601,955.09	96.87%	7.179%	83.37%	629	84.86%	46.01%	49.64%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.01%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	2	176,429.58	0.01	9.844	0.00	720	87.35	0.00	0.00
90.01 - 95.00%	25	1,200,999.77	0.08	10.071	0.00	660	94.86	44.36	0.00
95.01 - 100.00%	703	42,936,529.83	3.01	10.152	0.00	673	99.98	31.58	0.00
Subtotal (Second Lien):	733	$44,566,100.25	3.13%	10.147%	0.00%	673	99.68%	31.88%	0.00%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	3,228	$723,007,028.26	50.77%	7.230%	76.43%	628	88.23%	48.01%	94.68%
60.01 - 70.00%	258	60,546,339.64	4.25	7.167	83.69	598	66.67	37.78	0.50
70.01 - 80.00%	1,726	413,386,336.27	29.03	6.876	95.05	644	79.22	41.55	0.00
80.01 - 85.00%	248	45,388,536.15	3.19	7.419	78.97	586	84.77	54.01	0.00
85.01 - 90.00%	494	82,836,978.99	5.82	7.615	83.09	605	89.73	45.86	0.00
90.01 - 95.00%	252	43,433,800.70	3.05	7.800	90.45	623	94.80	58.15	0.00
95.01 - 100.00%	57	11,002,935.08	0.77	8.565	90.50	656	99.98	48.07	0.00
Subtotal (First Lien):	6,263	$1,379,601,955.09	96.87%	7.179%	83.37%	629	84.86%	46.01%	49.64%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.01%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	2	176,429.58	0.01	9.844	0.00	720	87.35	0.00	0.00
90.01 - 95.00%	25	1,200,999.77	0.08	10.071	0.00	660	94.86	44.36	0.00
95.01 - 100.00%	703	42,936,529.83	3.01	10.152	0.00	673	99.98	31.58	0.00
Subtotal (Second Lien):	733	$44,566,100.25	3.13%	10.147%	0.00%	673	99.68%	31.88%	0.00%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
< = 60.00%	205	$37,860,936.25	2.66%	7.007%	76.02%	607	50.37%	36.13%	0.00%
60.01 - 70.00%	242	57,672,812.52	4.05	7.176	83.08	593	66.30	39.54	0.00
70.01 - 80.00%	585	140,264,503.21	9.85	7.108	90.23	615	77.87	39.30	0.00
80.01 - 85.00%
With MI:	605	142,830,192.93	10.03	7.007	66.31	608	84.40	52.58	100.00
Without MI:	216	42,763,412.99	3.00	7.337	78.94	588	84.69	52.43	0.00
85.01 - 90.00%
With MI:	1,337	301,389,849.65	21.16	7.189	77.56	626	89.64	46.61	100.00
Without MI:	486	84,924,548.23	5.96	7.516	84.11	610	88.58	44.29	0.00
90.01 - 95.00%
With MI:	956	215,511,252.02	15.13	7.354	79.86	642	94.56	48.69	100.00
Without MI:	406	73,348,418.91	5.15	7.537	92.14	634	88.96	48.33	0.00
95.01 – 100.00%
With MI:	124	25,094,797.72	1.76	8.265	91.50	666	96.73	51.31	100.00
Without MI:	1,101	257,941,230.66	18.11	6.835	97.15	658	80.93	44.34	0.00
Subtotal (First Lien):	6,263	$1,379,601,955.09	96.87%	7.179%	83.37%	629	84.86%	46.01%	49.64%

Second Lien Loans:
70.01 - 80.00%	2	$117,141.07	0.01%	9.435%	0.00%	674	76.67%	100.00%	0.00%
80.01 - 85.00%	1	135,000.00	0.01	10.350	0.00	778	84.00	0.00	0.00
85.01 - 90.00%	2	176,429.58	0.01	9.844	0.00	720	87.35	0.00	0.00
90.01 - 95.00%	25	1,200,999.77	0.08	10.071	0.00	660	94.86	44.36	0.00
95.01 - 100.00%	703	42,936,529.83	3.01	10.152	0.00	673	99.98	31.58	0.00
Subtotal (Second Lien):	733	$44,566,100.25	3.13%	10.147%	0.00%	673	99.68%	31.88%	0.00%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
467 - 499	6	$1,024,640.16	0.07%	8.109%	47.47%	481	84.29%	34.43%	0.00%
500 - 520	161	28,721,573.84	2.02	8.525	86.60	510	76.28	60.28	16.84
521 - 540	262	48,390,950.23	3.40	7.904	81.56	530	79.03	60.37	27.18
541 - 560	380	70,270,767.42	4.93	7.649	80.69	552	82.10	58.42	45.92
561 - 580	407	78,440,513.87	5.51	7.469	82.44	571	84.18	60.76	56.97
581 - 600	748	155,137,470.03	10.89	7.230	81.84	591	84.17	56.19	47.98
601 - 620	1,086	232,723,791.39	16.34	7.188	82.69	611	86.64	50.79	55.49
621 - 640	1,156	254,240,561.27	17.85	7.175	82.53	630	87.03	43.46	56.91
641 - 660	908	186,324,223.65	13.08	7.154	78.65	650	86.37	42.32	50.40
661 - 680	665	123,611,111.10	8.68	7.189	77.54	670	86.34	38.97	43.83
681 - 700	571	114,744,139.27	8.06	7.060	78.29	690	84.87	27.53	38.49
701 - 720	256	50,078,311.24	3.52	7.326	77.77	710	86.26	26.08	38.91
721 - 740	179	36,278,587.75	2.55	7.225	78.61	730	85.30	26.75	36.86
741 - 760	106	21,913,195.15	1.54	7.121	73.66	750	85.32	34.28	37.24
761 - 780	72	15,070,605.61	1.06	7.164	82.96	769	85.36	41.59	29.87
781 >=	33	7,197,613.36	0.51	7.496	88.63	793	86.48	33.34	53.55
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,939	$986,949,670.91	69.30%	7.230%	79.27%	626	85.17%	47.53%	48.06%
2-4 Family	669	162,569,744.83	11.42	7.529	82.28	641	85.96	32.46	56.06
PUD	691	153,831,418.29	10.80	7.204	85.96	638	84.72	48.27	39.73
Condo	644	113,805,249.56	7.99	7.373	87.20	638	86.57	41.79	48.58
Manufactured Housing	53	7,011,971.75	0.49	7.072	36.72	666	85.07	76.62	41.98
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$256,625,262.74	$34,905,731.57	$546,069,717.56	$97,243,692.83	$0.00	$0.00	$934,844,404.70
Fixed Rate	59,851,999.35	28,304,014.68	6,669,089.46	123,802,255.88	0.00	0.00	218,627,359.37
3/27 ARM (Libor)	113,876,878.21	5,360,342.12	5,453,384.96	78,704,939.38	0.00	340,787.47	203,736,332.14
Balloon	15,313,736.78	1,656,501.90	6,282,202.21	32,153,293.70	0.00	0.00	55,405,734.59
5/25 ARM (Libor)	280,982.56	354,963.64	478,681.23	6,596,462.51	0.00	0.00	7,711,089.94
2/38 ARM (Libor)	502,351.83	0.00	942,112.04	0.00	0.00	0.00	1,444,463.87
2/18 ARM (Libor)	0.00	0.00	79,797.12	459,143.16	0.00	0.00	538,940.28
1/29 ARM (Libor)	0.00	514,753.28	0.00	0.00	0.00	0.00	514,753.28
5/35 ARM (CMT)	482,112.64	0.00	0.00	0.00	0.00	0.00	482,112.64
5/35 ARM (1 yr Libor)	321,936.42	0.00	0.00	0.00	0.00	0.00	321,936.42
2/1 ARM (CMT)	291,090.01	0.00	0.00	0.00	0.00	0.00	291,090.01
5/20 ARM (Libor)	0.00	0.00	0.00	249,838.10	0.00	0.00	249,838.10
Total:	$447,546,350.54	$71,096,307.19	$565,974,984.58	$339,209,625.56	$0.00	$340,787.47	$1,424,168,055.34

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	27.45%	3.73%	58.41%	10.40%	0.00%	0.00%	65.64%
Fixed Rate	27.38	12.95	3.05	56.63	0.00	0.00	15.35
3/27 ARM (Libor)	55.89	2.63	2.68	38.63	0.00	0.17	14.31
Balloon	27.64	2.99	11.34	58.03	0.00	0.00	3.89
5/25 ARM (Libor)	3.64	4.60	6.21	85.55	0.00	0.00	0.54
2/38 ARM (Libor)	34.78	0.00	65.22	0.00	0.00	0.00	0.10
2/18 ARM (Libor)	0.00	0.00	14.81	85.19	0.00	0.00	0.04
1/29 ARM (Libor)	0.00	100.00	0.00	0.00	0.00	0.00	0.04
5/35 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.03
5/35 ARM (1 yr Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
2/1 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.02
5/20 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.02
Total:	31.43%	4.99%	39.74%	23.82%	0.00%	0.02%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,540	$805,194,549.77	56.54%	6.994%	81.48%	629	84.13%	47.93%	44.72%
None	2,295	447,546,350.54	31.43	7.711	83.20	631	86.77	38.66	53.14
2% of UPB	447	81,170,142.65	5.70	7.335	61.69	639	87.77	48.83	62.81
1% of Orig. Bal.	256	28,227,024.00	1.98	7.671	62.49	614	90.22	58.27	47.62
1% of Amount Prepaid	221	20,777,419.00	1.46	8.031	79.62	633	86.99	53.54	29.01
Other	237	41,252,569.38	2.90	7.147	90.71	637	84.08	55.38	39.88
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	3,278	$649,020,571.95	45.57%	6.971%	76.60%	619	85.85%	100.00%	51.36%
Stated	3,122	635,169,585.78	44.60	7.620	84.24	641	85.12	0.00	45.27
Limited	567	132,669,192.37	9.32	7.092	83.41	629	84.34	0.00	48.12
No Documentation	29	7,308,705.24	0.51	6.976	100.00	662	74.73	0.00	1.32
Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI

Full Doc Loans:
0.01 to 5.00	3	$432,162.18	0.03%	6.723%	90.28%	624	69.10%	100.00%	0.00%
5.01 to 10.00	16	3,887,498.22	0.27	6.833	80.94	625	86.25	100.00	62.39
10.01 to 15.00	30	7,104,361.51	0.50	7.005	75.16	636	87.41	100.00	60.87
15.01 to 20.00	63	9,835,849.19	0.69	6.907	66.49	621	84.14	100.00	52.14
20.01 to 25.00	146	24,349,335.87	1.71	7.098	76.10	614	85.25	100.00	57.79
25.01 to 30.00	225	38,227,724.89	2.68	7.142	73.14	616	86.30	100.00	56.07
30.01 to 35.00	321	59,848,479.20	4.20	6.905	75.18	622	85.41	100.00	56.39
35.01 to 40.00	519	101,623,943.25	7.14	6.961	76.39	618	86.12	100.00	54.29
40.01 to 45.00	701	143,026,612.46	10.04	6.983	76.96	620	85.89	100.00	52.59
45.01 to 50.00	1,081	218,284,527.96	15.33	6.945	76.09	621	86.67	100.00	49.77
50.01 to 55.00	169	41,695,105.43	2.93	6.973	85.69	608	81.64	100.00	31.72
55.01 to 60.00	3	451,542.20	0.03	7.711	100.00	608	82.96	100.00	0.00
60.01 to 65.00	1	253,429.59	0.02	7.600	100.00	587	90.00	100.00	0.00
Subtotal (Full Doc):	3,278	$649,020,571.95	45.57%	6.971%	76.60%	619	85.85%	100.00%	51.36%

Non-Full Doc Loans:
Not available	40	$9,135,690.46	0.64%	6.956%	100.00%	666	75.96%	0.00%	3.28%
0.01 to 5.00	16	2,523,619.43	0.18	8.155	68.49	655	91.05	0.00	93.84
5.01 to 10.00	21	3,259,450.02	0.23	7.215	89.39	619	90.32	0.00	96.01
10.01 to 15.00	42	6,523,262.14	0.46	7.698	71.87	654	86.67	0.00	72.19
15.01 to 20.00	109	15,989,831.48	1.12	7.597	75.96	639	84.19	0.00	57.84
20.01 to 25.00	138	22,456,148.57	1.58	7.554	71.26	639	84.39	0.00	57.60
25.01 to 30.00	275	50,780,227.56	3.57	7.459	83.02	651	85.90	0.00	54.10
30.01 to 35.00	384	71,136,124.10	4.99	7.509	83.56	636	83.62	0.00	46.58
35.01 to 40.00	603	124,655,221.59	8.75	7.482	86.05	639	84.27	0.00	41.46
40.01 to 45.00	851	182,458,929.79	12.81	7.485	83.19	636	84.93	0.00	48.06
45.01 to 50.00	1,153	266,173,289.90	18.69	7.579	85.70	640	85.76	0.00	43.17
50.01 to 55.00	84	19,440,100.25	1.37	7.718	87.51	635	81.64	0.00	20.06
55.01 to 60.00	1	249,838.10	0.02	5.750	100.00	551	59.52	0.00	0.00
60.01 to 65.00	1	365,750.00	0.03	7.600	100.00	661	95.00	0.00	0.00
Subtotal (Non-Full Doc):	3,718	$775,147,483.39	54.43%	7.523%	84.24%	639	84.89%	0.00%	45.34%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	79	$23,305,181.05	1.64%	5.366%	100.00%	666	80.66%	76.48%	30.88%
5.501 to 6.000	383	111,922,322.22	7.86	5.829	100.00	644	81.30	71.17	34.39
6.001 to 6.500	629	165,902,519.41	11.65	6.318	100.00	642	82.79	56.08	37.74
6.501 to 7.000	1,024	264,005,015.03	18.54	6.805	100.00	632	84.00	45.41	44.48
7.001 to 7.500	924	210,754,624.21	14.80	7.293	100.00	627	85.74	32.85	50.04
7.501 to 8.000	911	191,075,803.67	13.42	7.780	100.00	619	86.78	31.68	53.61
8.001 to 8.500	421	84,347,135.80	5.92	8.283	100.00	621	86.70	30.85	53.93
8.501 to 9.000	313	57,208,506.93	4.02	8.769	100.00	608	86.76	32.34	48.37
9.001 to 9.500	131	21,731,729.83	1.53	9.260	100.00	613	87.91	30.47	47.44
9.501 to 10.000	90	15,074,051.97	1.06	9.730	100.00	607	88.84	24.73	39.53
10.001 to 10.500	30	3,763,687.67	0.26	10.260	100.00	544	78.86	42.82	8.59
10.501 to 11.000	9	756,150.49	0.05	10.694	100.00	559	75.84	51.61	8.60
Greater than 11.000	4	288,233.10	0.02	11.418	100.00	554	82.76	26.74	22.55
Subtotal (ARM Loans):	4,948	$1,150,134,961.38	80.76%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Fixed Rate Loans:
Less than 5.501	15	$5,493,092.74	0.39%	5.380%	0.00%	643	85.51%	100.00%	90.17%
5.501 to 6.000	99	28,271,257.49	1.99	5.856	0.00	658	84.36	93.34	77.75
6.001 to 6.500	139	33,882,192.07	2.38	6.315	0.00	644	82.48	73.36	69.10
6.501 to 7.000	212	48,193,519.37	3.38	6.794	0.00	636	84.01	59.69	65.68
7.001 to 7.500	173	27,973,907.90	1.96	7.293	0.00	623	84.72	53.44	70.92
7.501 to 8.000	224	34,850,089.64	2.45	7.793	0.00	604	87.18	52.09	76.57
8.001 to 8.500	172	20,438,385.00	1.44	8.289	0.00	607	88.96	44.68	63.09
8.501 to 9.000	148	17,247,393.43	1.21	8.744	0.00	606	89.26	41.25	75.52
9.001 to 9.500	182	13,235,770.26	0.93	9.332	0.00	657	95.17	39.43	25.45
9.501 to 10.000	257	18,516,896.90	1.30	9.814	0.00	657	96.88	26.84	11.58
10.001 to 10.500	269	16,368,567.78	1.15	10.283	0.00	669	98.60	19.58	6.92
10.501 to 11.000	76	4,643,984.12	0.33	10.771	0.00	626	97.68	30.86	1.48
Greater than 11.000	82	4,918,037.26	0.35	11.466	0.00	616	99.11	45.02	3.20
Subtotal (Fixed Rate):	2,048	$274,033,093.96	19.24%	7.708%	0.00%	634	87.84%	55.43%	58.87%

Total:	6,996	$1,424,168,055.34	100.00%	7.272%	80.76%	630	85.33%	45.57%	48.09%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	5	$1,094,193.90	0.10%	5.163%	100.00%	679	75.85%	53.93%	0.00%
3.001 - 3.500	7	1,463,855.18	0.13	6.901	100.00	630	76.14	52.74	14.44
3.501 - 4.000	175	34,295,047.97	2.98	7.289	100.00	620	90.83	44.34	76.34
4.001 - 4.500	93	19,485,108.66	1.69	7.049	100.00	643	83.13	42.23	31.93
4.501 - 5.000	512	112,166,753.83	9.75	7.121	100.00	651	81.76	38.13	24.82
5.001 - 5.500	831	216,191,272.18	18.80	6.976	100.00	625	82.36	48.28	44.40
5.501 - 6.000	2,390	559,252,375.45	48.62	7.122	100.00	629	87.93	46.80	60.88
6.001 - 6.500	620	143,713,682.33	12.50	7.287	100.00	634	79.47	24.68	8.99
6.501 - 7.000	188	37,397,035.17	3.25	7.882	100.00	590	76.07	44.65	14.60
7.001 - 7.500	46	10,298,432.74	0.90	7.869	100.00	625	85.47	40.35	30.09
7.501 - 8.000	28	5,488,307.00	0.48	8.180	100.00	576	81.97	51.01	45.80
8.001 - 8.500	27	5,245,064.29	0.46	8.625	100.00	585	83.99	41.18	34.10
8.501 - 9.000	14	2,311,550.13	0.20	9.040	100.00	570	80.40	47.21	22.75
9.001 - 9.500	4	431,135.93	0.04	9.581	100.00	572	85.86	49.52	0.00
9.501 - 10.000	8	1,301,146.62	0.11	9.804	100.00	560	83.96	66.00	23.15
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4	$786,810.99	0.07%	6.976%	100.00%	678	85.85%	55.98%	19.45%
1.500	31	7,698,572.78	0.67	7.130	100.00	614	79.94	57.74	17.56
2.000	3,944	914,471,263.82	79.51	7.200	100.00	628	85.48	42.71	50.25
2.990	1	268,345.14	0.02	6.250	100.00	638	88.36	100.00	100.00
3.000	951	222,650,144.33	19.36	7.042	100.00	636	81.95	45.07	27.48
5.000	4	670,378.73	0.06	5.895	100.00	618	66.30	39.83	0.00
6.000	13	3,589,445.59	0.31	7.254	100.00	620	78.10	21.94	28.53
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	4,744	$1,103,392,420.11	95.94%	7.186%	100.00%	628	85.02%	43.93%	47.23%
1.500	32	8,078,486.70	0.70	7.159	100.00	612	79.83	55.02	16.73
2.000	171	38,524,596.52	3.35	6.657	100.00	676	77.27	20.30	2.81
3.000	1	139,458.05	0.01	6.815	100.00	617	80.00	100.00	0.00
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
9.501 - 10.000	1	$107,977.70	0.01%	5.000%	100.00%	653	80.00%	100.00%	0.00%
10.001 - 10.500	1	296,931.47	0.03	4.375	100.00	604	71.77	100.00	0.00
10.501 - 11.000	9	1,680,849.35	0.15	5.142	100.00	697	74.45	46.04	0.00
11.001 - 11.500	33	9,844,858.16	0.86	5.459	100.00	660	83.12	60.25	37.26
11.501 - 12.000	201	56,010,385.23	4.87	5.862	100.00	642	84.75	63.17	52.66
12.001 - 12.500	352	90,064,976.05	7.83	6.228	100.00	642	85.21	55.19	52.94
12.501 - 13.000	703	179,705,180.79	15.62	6.508	100.00	633	84.65	54.69	47.89
13.001 - 13.500	796	188,192,029.60	16.36	6.834	100.00	633	84.37	45.59	41.99
13.501 - 14.000	962	225,362,540.19	19.59	7.158	100.00	628	84.15	40.11	42.94
14.001 - 14.500	596	141,116,780.36	12.27	7.495	100.00	627	84.44	32.93	44.57
14.501 - 15.000	529	119,432,969.57	10.38	7.903	100.00	621	84.77	35.02	44.15
15.001 - 15.500	283	55,374,015.89	4.81	8.316	100.00	624	85.82	31.31	51.09
15.501 - 16.000	248	45,441,904.81	3.95	8.828	100.00	609	86.46	30.73	46.09
16.001 - 16.500	119	20,266,860.32	1.76	9.265	100.00	615	88.41	31.84	48.54
16.501 - 17.000	75	12,769,777.52	1.11	9.731	100.00	613	89.16	20.93	44.31
17.001 - 17.500	28	3,503,071.69	0.30	10.269	100.00	546	77.57	38.57	9.23
17.501 - 18.000	8	675,619.58	0.06	10.688	100.00	565	74.75	45.84	9.62
18.001 - 18.500	3	142,075.00	0.01	11.232	100.00	587	90.75	54.25	45.75
18.501 - 19.000	1	146,158.10	0.01	11.600	100.00	523	75.00	0.00	0.00
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	148	$39,793,176.59	3.46%	5.927%	100.00%	665	83.29%	57.54%	35.57%
5.501 - 6.000	380	112,145,918.28	9.75	5.816	100.00	642	81.65	72.93	36.24
6.001 - 6.500	604	157,535,445.39	13.70	6.314	100.00	641	82.43	56.33	36.42
6.501 - 7.000	1,001	258,053,419.35	22.44	6.808	100.00	632	83.88	45.77	44.26
7.001 - 7.500	915	210,056,004.74	18.26	7.297	100.00	627	85.77	33.08	50.12
7.501 - 8.000	903	189,761,501.24	16.50	7.781	100.00	619	86.76	31.37	53.73
8.001 - 8.500	423	85,153,282.54	7.40	8.287	100.00	620	86.54	31.33	53.77
8.501 - 9.000	310	56,022,360.19	4.87	8.773	100.00	608	86.92	31.18	48.87
9.001 - 9.500	131	21,731,729.83	1.89	9.260	100.00	613	87.91	30.47	47.44
9.501 - 10.000	90	15,074,051.97	1.31	9.730	100.00	607	88.84	24.73	39.53
10.001 - 10.500	30	3,763,687.67	0.33	10.260	100.00	544	78.86	42.82	8.59
10.501 - 11.000	9	756,150.49	0.07	10.694	100.00	559	75.84	51.61	8.60
11.001 - 11.500	3	142,075.00	0.01	11.232	100.00	587	90.75	54.25	45.75
11.501 - 12.000	1	146,158.10	0.01	11.600	100.00	523	75.00	0.00	0.00
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	9	$2,765,405.27	0.24%	6.897%	100.00%	634	88.56%	53.95%	0.00%
13 – 24	4,013	933,099,929.99	81.13	7.182	100.00	628	84.49	42.94	43.88
25 - 36	892	205,504,649.02	17.87	7.150	100.00	630	85.96	43.97	54.47
37 >=	34	8,764,977.10	0.76	6.148	100.00	684	79.22	52.86	24.19
Total:	4,948	$1,150,134,961.38	100.00%	7.168%	100.00%	629	84.73%	43.22%	45.52%